                                                                     EXHIBIT 1.1

                            MEMORANDUM OF ASSOCIATION

                                       AND

                                    BYE-LAWS
    (as adopted by a Resolution passed on 3rd December, 1996 and amended on
                                 20th May, 2004)

                                       OF

                         APT SATELLITE HOLDINGS LIMITED
                (Incorporated in Bermuda with limited liability)

                            ------------------------

                   Incorporated the 17th day of October, 1996

                            ------------------------

FORM NO. 7A                                           REGISTRATION NO.  EC 22483

                                     BERMUDA

                            CERTIFICATE OF DEPOSIT OF

                     MEMORANDUM OF INCREASE OF SHARE CAPITAL

        THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

                         APT SATELLITE HOLDINGS LIMITED

was delivered to the Registrar of Companies on the 10TH day of DECEMBER, 1996 in accordance with section 45(3) of THE COMPANIES ACT 1981 ("the Act").

                                              Given under my hand this 19TH
                                              day of DECEMBER, 1996.

                                              (Sd.) Cynthia Thomas
                                              for ACTING REGISTRAR OF COMPANIES

Capital prior to increase:          HK$    150,000.00

Amount of increase:                 HK$ 99,850,000.00

Present Capital:                    HK$100,000,000.00

FORM NO. 7A                                           REGISTRATION NO.  EC 22483

                                     BERMUDA

                            CERTIFICATE OF DEPOSIT OF

                     MEMORANDUM OF INCREASE OF SHARE CAPITAL

        THIS IS TO CERTIFY that a Memorandum of Increase of Share Capital of

                         APT SATELLITE HOLDINGS LIMITED

was delivered to the Registrar of Companies on the 29TH day of NOVEMBER, 1996 in accordance with section 45(3) of THE COMPANIES ACT 1981 ("the Act").

                                                    Given under my hand this 4TH
                                                    day of DECEMBER, 1996.

                                                    (Sd.) Cynthia Thomas
                                                    for REGISTRAR OF COMPANIES

Capital prior to increase:          HK$122,000.00

Amount of increase:                 HK$ 28,000.00

Present Capital:                    HK$150,000.00

FORM NO. 6                                            REGISTRATION NO.  EC 22483

                                     BERMUDA

                          CERTIFICATE OF INCORPORATION

I hereby in accordance with section 14 of THE COMPANIES ACT 1981 issue this Certificate of Incorporation and do certify that on the 17TH day of OCTOBER, 1996

                         APT SATELLITE HOLDINGS LIMITED

was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of an EXEMPTED company.

                                                Given under my hand and the Seal
                                                of the REGISTRAR OF COMPANIES
                                                this 22ND day of OCTOBER, 1996.

                                                (Sd.) Cynthia Thomas
                                                for REGISTRAR OF COMPANIES

FORM NO. 5                                            REGISTRATION NO.  EC 22483

                                     BERMUDA

                            CERTIFICATE OF DEPOSIT OF

                      MEMORANDUM OF ASSOCIATION AND CONSENT

                             GRANTED BY THE MINISTER

               THIS IS TO CERTIFY that a Memorandum of Association

                                       of

                         APT SATELLITE HOLDINGS LIMITED

and the consent granted by the Minister under section 6(1) of THE COMPANIES ACT 1981 ("the Act") were delivered to the Registrar of Companies on the 17TH day of OCTOBER, 1996 in accordance with the provisions of section 14(2) of the Act.

                                            Given under my hand this 22ND day of
                                            OCTOBER, 1996.

                                            (Sd.) Cynthia Thomas
                                            for REGISTRAR OF COMPANIES

Minimum Capital of the Company:           HK$100,000.00

Authorised Capital of the Company:        HK$122,000.00

FORM NO. 1A

                                     BERMUDA

                             THE COMPANIES ACT 1981

                                     CONSENT

                            PURSUANT TO SECTION 6 (1)

In exercise of the powers conferred upon him by section 6 (1) of the Companies Act 1981, the Minister of Finance hereby gives his consent to

                         APT SATELLITE HOLDINGS LIMITED

to be registered as AN EXEMPTED Company under the Companies Act 1981, subject to the provisions of the Act.

Dated this 15th day of October, 1996

                                                  (Sd.) Edmund G. Gibbons
                                                    MINISTER OF FINANCE

FORM NO. 2

                                     BERMUDA

                             THE COMPANIES ACT 1981

                          MEMORANDUM OF ASSOCIATION OF

                            COMPANY LIMITED BY SHARES

                             (SECTION 7(1) AND (2))

                            MEMORANDUM OF ASSOCIATION

                                       OF

                         APT SATELLITE HOLDINGS LIMITED

                   (hereinafter referred to as "the Company")

1. The liability of the members of the Company is limited to the amount (if any) for the time being unpaid on the shares respectively held by them.

2.    We, the undersigned, namely,

                                            BERMUDIAN                                    NUMBER OF
                                             STATUS                                       SHARES
NAME                   ADDRESS              (YES/NO)                NATIONALITY          SUBSCRIBED

C. F. Alexander     Clarendon House            Yes                    British               One
   Cooper           2 Church Street
                    Hamilton HM 11
                    Bermuda

John Buckley             "                     Yes                    British               One

Donald H. Malcolm        "                     No                     British               One

do hereby respectively agree to take such number of shares of the Company as may be allotted to us respectively by the provisional directors of the Company, not exceeding the number of shares for which we have respectively subscribed, and to satisfy such calls as may be made by the directors, provisional directors or promoters of the Company in respect of the shares allotted to us respectively.

3.    The Company is to be an exempted Company as defined by the Companies Act
      1981.

4. The Company has power to hold land situated in Bermuda not exceeding in all, including the following parcels-

      N/A

*5. The authorised share capital of the Company is HK$100,000,000.00 divided into shares of HK$0.10 each. The minimum subscribed share capital of the Company is HK$100,000.00.

6.    The objects for which the Company is formed and incorporated are-

      1) to act and to perform all the functions of a holding company in all its branches and to co-ordinate the policy and administration of any subsidiary company or companies wherever incorporated or carrying on business or of any group of companies of which the Company or any subsidiary company is a member or which are in any manner controlled directly or indirectly by the Company;

      2) to act as an investment company and for that purpose to acquire and hold upon any terms and, either in the name of the Company or that of any nominee, shares, stock, debentures, debenture stock, annuities, notes, mortgages, bonds, obligations and securities, foreign exchange, foreign currency deposits and commodities, issued or guaranteed by any company wherever incorporated or carrying on business, or by any government, sovereign, ruler, commissioners, public body or authority, supreme, municipal, local or otherwise, by original subscription, tender, purchase, exchange, underwriting, participation in syndicates or in any other manner and whether or not fully paid up, and to make payments thereon as called up or in advance of calls or otherwise and to subscribe for the same, whether conditionally or absolutely, and to hold the same with a view to investment, but with the power to vary any investments, and to exercise and enforce all rights and powers conferred by or incident to the ownership thereof, and to invest and deal with the moneys of the Company not immediately required upon such securities and in such manner as may be from time to time determined;

      3) as set out in paragraphs (b) to (n) and (p) to (u) inclusive of the Second Schedule to The Companies Act 1981.

7.    POWER OF THE COMPANY

      1) the Company shall, pursuant to Section 42 of The Companies Act 1981, have the power to issue preference shares which are, at the option of the holder, liable to be redeemed;

      2) the Company shall, pursuant to Section 42A of The Companies Act 1981, have the power to purchase its own shares;

      3) the Company shall have the power to grant pensions, annuities, or other allowances, including allowances on death, to or for the benefit of any directors, officers or employees or former directors, officers or employees of the Company or any company which at any time is or was a subsidiary or a holding company or another subsidiary of a holding company of the Company or otherwise associated with the Company or of any predecessor in business of any of them, and to the relations, connections or dependants of any such persons, and to other persons whose service or services have directly or indirectly been of benefit to the Company or whom the Company considers have any moral claim on the Company or to their relations, connections or dependants, and to establish or support or aid in the establishment or support of any associations, institutions, clubs, schools, building and housing schemes, funds and trusts, and to make payments toward insurance or other arrangements likely to benefit any such persons or otherwise advance the interests of the Company or of its Members, and to subscribe, guarantee or pay money for any purpose likely, directly or indirectly, to further the interests of the Company or of its Members or for any national, charitable, benevolent, educational, religious, social, public, general or useful object.

      4) the Company shall not have the power set out in paragraph 8 of the First Schedule to The Companies Act 1981.

*As amended by written resolution of members passed on 14 November 1996 and 6 December 1996 to increase the authorised share capital from HK$122,000.00 to HK$150,000.00 and from HK$150,000.00 to HK$100,000,000.00 divided into shares of
HK$0.10 each respectively

Signed by each subscriber in the presence of at least one witness attesting the signature thereof-

---------------------------------                  --------------------------

  (Sd.) C. F. Alexander Cooper                       (Sd.) Coralie Hayward
---------------------------------                  --------------------------

      (Sd.) John Buckley                             (Sd.) Coralie Hayward
---------------------------------                  --------------------------

   (Sd.) Donald H. Malcolm                           (Sd.) Coralie Hayward
---------------------------------                  --------------------------
        (Subscribers)                                     (Witnesses)

SUBSCRIBED: This First day of October, 1996.

                             THE COMPANIES ACT 1981

                                 FIRST SCHEDULE

A company limited by shares may exercise all or any of the following powers subject to any provision of the law or its memorandum:

1.    [Deleted]

2. to acquire or undertake the whole or any part of the business, property and liabilities of any person carrying on any business that the company is authorised to carry on;

3. to apply for register, purchase, lease, acquire, hold, use, control, licence, sell, assign or dispose of patents, patent rights, copyrights, trade makers, formulae, licences, inventions, processes, distinctive makers and similar rights;

4. to enter into partnership or into any arrangement for sharing of profits, union of interests, co-operation, joint venture, reciprocal concession or otherwise with any person carrying on or engaged in or about to carry on or engage in any business or transaction that the company is authorised to carry on or engage in or any business or transaction capable of being conducted so as to benefit the company;

5. to take or otherwise acquire and hold securities in any other body corporate having objects altogether or in part similar to those of the company or carrying on any business capable of being conducted so as to benefit the company;

6. subject to section 96 to lend money to any employee or to any person having dealings with the company or with whom the company proposes to have dealings or to any other body corporate any of those shares are held by the company;

7. to apply for, secure or acquire by grant, legislative enactment, assignment, transfer, purchase or otherwise and to exercise, carry out and enjoy any charter, licence, power, authority, franchise, concession, right or privilege, that any government or authority or any body corporation or other public body may be empowered to grant, and to pay for, aid in and contribute toward carrying it into effect and to assume any liabilities or obligations incidental thereto;

8.    [Deleted]

9. to promote any company for the purpose of acquiring or taking over any of the property and liabilities of the company or for any other purpose that may benefit the company;

10. to purchase, lease, take in exchange, hire or otherwise acquire any personal property and any rights or privileges that the company considers necessary or convenient for the purposes of its business;

11. to construct, maintain, alter, renovate and demolish any buildings or works necessary or convenient for its objects;

12. to take land in Bermuda by way of lease or leasing agreement for a term not exceeding twenty-one years, being land "bona fide" required for the purposes of the business of the company and with the consent of the Minister granted in his discretion to take land in Bermuda by way of lease or leasing agreement for a similar period in order to provide accommodation or recreational facilities for its officers and employees and when no longer necessary for any of the above purposes to terminate or transfer the lease or letting agreement;

13. except to the extent, if any, as may be otherwise expressly provided in its incorporating Act or memorandum and subject to the provisions of this Act every company shall have power to invest the moneys of the Company by way of mortgage of real or personal property of every description in Bermuda or elsewhere and to sell, exchange, vary, or dispose of such mortgage as the company shall from time to time determine;

14. to construct, improve, maintain, work, manage, carry out or control any roads, ways, tramways, branches or sidings, bridges, reservoirs, watercourses, wharves, factories, warehouses, electric works, shops, stores and other works and conveniences that may advance the interests of the company and contribute to, subsidise or otherwise assist or take part in the construction, improvement, maintenance, working, management, carrying out or control thereof;

15. to raise and assist in raising money for, and aid by way of bonus, loan, promise, endorsement, guarantee or otherwise, any person and guarantee the performance or fulfilment of any contracts or obligations of any person, and in particular guarantee the payment of the principal of and interest on the debt obligations of any such person;

16. to borrow or raise or secure the payment of money in such manner as the company may think fit;

17. to draw, make, accept, endorse, discount, execute and issue bills of exchange, promissory notes, bills of lading, warrants and other negotiable or transferable instruments;

18. when properly authorised to do so, to sell, lease, exchange or otherwise dispose of the undertaking of the company or any part thereof as an entirety or substantially as an entirety for such consideration as the company thinks fit;

19. to sell, improve, manage, develop, exchange, lease, dispose of, turn to account or otherwise deal with the property of the company in the ordinary course of its business;

20. to adopt such means of making known the products of the company as may seem expedient, and in particular by advertising, by purchase and exhibition of works of art or interest, by publication of books and periodicals and by granting prizes and rewards and making donations;

21. to cause the company to be registered and recognised in any foreign jurisdiction, and designate persons therein according to the laws of that foreign jurisdiction or to represent the company and to accept service for and on behalf of the company of any process or suit;

22. to allot and issue fully-paid shares of the company in payment or part payment of any property purchase or otherwise acquired by the company or for any past services performed for the company;

23. to distribute among the members of the company in cash, kind, specie or otherwise as may be resolved, by way of dividend, bonus or in any other manner considered advisable, any property of the company, but not so as to decrease the capital of the company unless the distribution is made for the purpose of enabling the company to be dissolved or the distribution, apart from this paragraph, would be otherwise lawful;

24.   to establish agencies and branches;

25. to take or hold mortgages, hypothecs, liens and charges to secure payment of the purchase price, or of any unpaid balance of the purchase price, of any part of the property of the company of whatsoever kind sold by the company, or for any money due to the company from purchasers and others and to sell or otherwise dispose of any such mortgage, hypothec, lien or charge;

26. to pay all costs and expenses of or incidental to the incorporation and organization of the company;

27. to invest and deal with the moneys of the company not immediately required for the objects of the company in such manner as may be determined;

28. to do any of the things authorised by this subsection and all things authorised by its memorandum as principals, agents, contractors, trustees or otherwise, and either alone or in conjunction with others;

29. to do all such other things as are incidental or conducive to the attainment of the objects and the exercise of the powers of the company.

      Every company may exercise its powers beyond the boundaries of Bermuda to the extent to which the laws in force where the powers are sought to be exercised permit.

                             THE COMPANIES ACT 1981

                                 SECOND SCHEDULE

A company may by reference include in its memorandum any of the following objects that is to say the business of:

(a)   [Deleted]

(b)   packaging of goods of all kinds;

(c)   buying, selling and dealing in goods of all kinds;

(d)   designing and manufacturing of goods of all kinds;

(e) mining and quarrying and exploration for metals, minerals, fossil fuels and precious stones of all kinds and their preparation for sale or use;

(f) exploring for, the drilling for, the moving, transporting and re-fining petroleum and hydro carbon products including oil and oil products;

(g) scientific research including the improvement, discovery and development of processes, inventions, patents and designs and the construction, maintenance and operation of laboratories and research centres;

(h) land, sea and air undertakings including the land, ship and air carriage of passengers, mails and goods of all kinds;

(i) ships and aircraft owners, managers, operators, agents, builders and repairers;

(j) acquiring, owning, selling, chartering, repairing or dealing in ships and aircraft;

(k)   travel agents, freight contractors and forwarding agents;

(l)   dock owners, wharfingers, warehousemen;

(m) ship chandlers and dealing in rope, canvas oil and ship stores of all kinds;

(n)   all forms of engineering;

(o)   [Deleted]

(p) farmers, livestock breeders and keepers, graziers, butchers, tanners and processors of and dealers in all kinds of live and dead stock, wool, hides, tallow, grain, vegetables and other produce;

(q) acquiring by purchase or otherwise and holding as an investment inventions, patents, trade marks, trade names, trade secrets, designs and the like;

(r)   buying, selling, hiring, letting and dealing in conveyances of any sort;
      and

(s) employing, providing, hiring out and acting as agent for artists, actors, entertainers of all sorts, authors, composers, producers, engineers and experts or specialists of any kind.

(t) to acquire by purchase or otherwise hold, sell, dispose of and deal in real property situated outside Bermuda and in personal property of all kinds wheresoever situated.

(u) to enter into any guarantee, contract of indemnity or suretyship and to assure, support or secure with or without consideration or benefit the performance of any obligations of any person or persons and to guarantee the fidelity of individuals filling or about to fill situations of trust or confidence.

                                    BYE-LAWS
                                   (Restated)

                                       OF

                         APT SATELLITE HOLDINGS LIMITED

   (Adopted by written resolution of the members passed on 3rd December, 1996 and amended on 20th May, 2004)

                                      INDEX

SUBJECT                                                                              Bye-Law No.
-------                                                                              -----------
Interpretation .................................................................          1-2
Share Capital ..................................................................            3
Alteration Of Capital ..........................................................          4-7
Share Rights ...................................................................          8-9
Variation Of Rights ............................................................        10-11
Shares .........................................................................        12-15
Share Certificates .............................................................        16-21
Lien ...........................................................................        22-24
Calls On Shares ................................................................        25-33
Forfeiture Of Shares ...........................................................        34-42
Register Of Members ............................................................        43-44
Record Dates ...................................................................           45
Transfer Of Shares .............................................................        46-51
Transmission Of Shares .........................................................        52-54
Untraceable Members ............................................................           55
General Meetings ...............................................................        56-58
Notice Of General Meetings .....................................................        59-60
Proceedings At General Meetings ................................................        61-65
Voting .........................................................................        66-77
Proxies ........................................................................        78-83
Corporations Acting By Representatives .........................................           84
Written Resolutions Of Members .................................................           85
Board Of Directors .............................................................           86
Retirement Of Directors ........................................................        87-88
Disqualification Of Directors ..................................................      89A-89B
Executive Directors ............................................................        90-91
Alternate Directors ............................................................        92-95
Directors Fees And Expenses ....................................................        96-99
Directors Interests ............................................................      100-103
General Powers Of The Directors ................................................      104-109
Borrowing Powers ...............................................................      110-113
Proceedings Of The Directors ...................................................      114-123
Managers .......................................................................      124-126
Officers .......................................................................      127-131
Register Of Directors and Officers .............................................          132
Minutes ........................................................................          133
Seal ...........................................................................          134
Authentication Of Documents ....................................................          135
Destruction Of Documents .......................................................          136
Dividends And Other Payments ...................................................      137-146
Reserves .......................................................................          147
Capitalisation .................................................................      148-149
Subscription Rights Reserve ....................................................          150
Accounting Records .............................................................      151-153
Audit ..........................................................................      154-159
Notices ........................................................................      160-162
Signatures .....................................................................          163
Winding Up .....................................................................      164-165
Indemnity ......................................................................          166
Alteration Of Bye-laws And Amendment To
  Memorandum of Association And Name of Company ................................          167
Information ....................................................................          168

                                 INTERPRETATION

1. In these Bye-laws, unless the context otherwise requires, the words and phrases standing in the first column of the following table shall bear the meanings set opposite them respectively in the second column.

WORD/PHRASE                            MEANING
-----------                            -------
"Act"                     the Companies Act 1981 of Bermuda

"associate"               shall have the meaning attributed to it in the
                          rules of the Designated Stock Exchange

"Auditor"                 the auditor of the Company for the time being
                          and may include any individual or partnership

"Bye-laws"                these Bye-laws in their present form or as
                          supplemented or amended or substituted from
                          time to time

"Board" or                the board of directors of the Company or (as
"Directors"               the context may require) the directors present
                          and entitled to vote at a meeting of directors
                          of the Company at which a quorum is present

"capital"                 the share capital from time to time of the Company

"clear days"              in relation to the period of a notice that period
                          excluding the day on which the notice is given or
                          deemed to be given and the day on which it is to take
                          effect or is deemed to take effect

"clearing house"          a clearing house recognised by the laws of the
                          jurisdiction in which the shares of the Company are
                          listed or quoted on a stock exchange in such
                          jurisdiction

"Company"                 APT Satellite Holdings Limited, being the
                          company in respect of which these Bye-laws have
                          been approved and adopted

"competent                a competent regulatory authority in the
regulatory authority"     territory where the shares of the Company are
                          listed or quoted on a stock exchange in such
                          territory

"debenture" and           include debenture stock and debenture stockholder
"debenture holder"        respectively

                          a stock exchange which is an appointed stock
"Designated Stock         exchange for the purposes of the Act in respect
Exchange"                 of which the shares of the Company are listed
                          or quoted and where such appointed stock
                          exchange deems such listing or quotation to be
                          the primary listing or quotation of the shares
                          of the Company

"dollars" and "$"         Hong Kong dollars, the legal currency of Hong
                          Kong

"head office"             such office of the Company as the Directors may
                          from time to time determine to be the principal
                          office of the Company

"Member" a duly registered holder from time to time of the shares in the capital of the Company

"month"                   a calendar month

"appointed                shall have the meaning as defined in the Act
newspaper"

*As amended by written resolution of members passed on 20 May 2004

"Newspaper"               in relation to any newspaper circulating in the
                          territory where the shares of

                          the Company are listed or quoted on a stock exchange in such territory, shall mean a newspaper published daily and circulating generally in such territory and specified for this purpose by the stock exchange in such territory

"Notice" written notice unless otherwise specifically stated and as further defined in these Bye-laws

"Office" the registered office of the Company for the time being, which shall be at such place in Bermuda as the Board shall from time to time determine

"paid up"                 paid up or credited as paid up

"Register"                the principal register and where applicable,
                          any branch register of Members of the Company
                          to be kept pursuant to the provisions of the
                          Statutes

"Registration             in respect of any class of share capital, such
 Office"                  place as the Board may from time to time
                          determine to keep a branch register of Members in
                          respect of that class of share capital and where
                          (except in cases where the Board otherwise directs)
                          the transfers or other documents of title for such
                          class of share capital are to be lodged for
                          registration and are to be registered

"Seal" the common seal or any one or more duplicate seals of the Company (including a securities seal) for use in Bermuda or in any place outside Bermuda

"Secretary"               any person, firm or corporation appointed by
                          the Board to perform any of the duties of
                          secretary of the Company and includes any
                          assistant, deputy, temporary or acting
                          secretary

"Statutes"                the Act and every other act of the Legislature
                          of Bermuda for the time being in force applying
                          to or affecting the Company, its memorandum of
                          association and/or these Bye-laws

"Year"                    a calendar year.

2. In these Bye-laws, unless there is something within the subject or context inconsistent with such construction:

      (a)   words importing the singular include the plural and vice versa;

      (b)   words importing a gender include both gender and the neuter;

      (c) words importing persons and the neuter include companies, associations and bodies of persons whether corporate or not;

      (d)   the words:

            (i)   "may" shall be construed as permissive;

            (ii)  "shall" or "will" shall be construed as imperative;

      (e) expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, photography and every other mode of representing words in a visible form;

      (f) references to any act, ordinance, statue or statutory provision shall be interpreted as relating to any statutory modification or re-enactment thereof for the time being in force;

      (g) save as aforesaid words and expressions defined in the Statutes shall bear the same meanings in these Bye-laws if not inconsistent with the subject in the context save that "company" shall where the context permits include any company incorporated in Bermuda or elsewhere;

      (h) a resolution shall be a special resolution when it has been passed by a majority of not less than three-fourths of votes cast by such Members as, being entitled so to do vote in person or, in the case of such Members as are corporations, by their respective duly authorised representative or, where proxies are allowed, by proxy at a general meeting of which not less than twenty-one (21) clear days' Notice, specifying (without prejudice to the power contained in these Bye-laws to amend the same) the intention to propose the resolution as a special resolution, has been duly given. Provided that, except in the case of an annual general meeting, if it is so agreed by a majority in number of the Members having the right to attend and vote at any such meeting, being a majority together holding not less than ninety-five (95) per cent. in nominal value of the shares giving that right and in the case of an annual general meeting, if it is so agreed by all Members entitled to attend and vote thereat, a resolution may be proposed and passed as a special resolution at a meeting of which less than twenty-one (21) clear days' Notice has been given;

      (i) a resolution shall be an ordinary resolution when it has been passed by a simple majority of votes cast by such Members as, being entitled so to do, vote in person or, in the case of any Member being a corporation, by its duly authorised representative or, where proxies are allowed, by proxy at a general meeting of which not less than fourteen (14) clear days' Notice has been duly given;

      (j) a special resolution shall be effective for any purpose for which an ordinary resolution is expressed to be required under any provision of these Bye-laws or the Statutes.

                                  SHARE CAPITAL

3. (1) The authorised share capital of the Company at the date on which these Bye-laws come into effect is $100,000,000 divided into 1,000,000,000 shares of a par value of $0.10 each.

      (2) Subject to the Act, the Company's memorandum of association and, where applicable, the rules of any Designated Stock Exchange and/or any competent regulatory authority, any power of the Company to purchase or otherwise acquire its own shares (including its redeemable shares) and warrants or other securities shall be exercisable by the Board upon such terms and subject to such conditions as it thinks fit.

      (3) Neither the Company nor any of its subsidiaries shall directly or indirectly give financial assistance to a person who is acquiring or proposing to acquire shares in the Company for the purpose of that acquisition whether before or at the same time as the acquisition takes place or afterwards PROVIDED that nothing in this Bye-law shall prohibit transactions permitted by the Act.

                              ALTERATION OF CAPITAL

4. The Company in general meeting may from time to time by ordinary resolution in accordance with Section 45 of the Act:

      (a) whether or not all the shares for the time being authorised shall have been issued and whether or not all the shares for the time being issued shall have been fully paid up, increase its capital by such sum, to be divided into shares of such amounts and in such currency as the resolution shall prescribe;

      (b) consolidate and divide all or any of its capital into shares of larger amount than its existing shares;

      (c) divide its shares into several classes and without prejudice to any special rights previously conferred on the holders of existing shares attach thereto respectively any preferential, deferred, qualified or special rights, privileges conditions or such restrictions which in the absence of any such determination by the Company in general meeting, as the Directors may determine provided always that where the Company issues shares which do not carry voting rights, the words "non-voting" shall appear in the designation of such shares and where the equity capital includes shares with different voting rights, the designation of each class of shares, other than those with the most favourable voting rights, must include the words "restricted voting" or "limited voting";

      (d) sub-divide its shares, or any of them, into shares of smaller amount than is fixed by the memorandum of association (subject, nevertheless, to the Act), and may by such resolution determine that, as between the holders of the shares resulting from such sub-division, one or more of the shares may have any such preferred rights or be subject to any such restrictions as compared with the other or others as the Company has power to attach to unissued or new shares;

       (e)    change the currency denomination of its share capital;

       (f) make provision for the issue and allotment of shares which do not carry any voting rights; and

       (g) cancel any shares which, at the date of the passing of the resolution, have not been taken, or agreed to be taken, by any person, and diminish the amount of its capital by the amount of the shares so cancelled.

5. The Board may settle as it considers expedient any difficulty which arises in relation to any consolidation and division under the last preceding Bye-law and in particular but without prejudice to the generality of the foregoing may issue certificates in respect of fractions of shares or arrange for the sale of the shares representing fractions and the distribution of the net proceeds of sale (after deduction of the expenses of such sale) in due proportion amongst the Members who would have been entitled to the fractions, and for this purpose the Board may authorise some person to transfer the shares representing fractions to their purchaser or resolve that such net proceeds be paid to the Company for the Company's benefit. Such purchaser will not be bound to see to the application of the purchase money nor will his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

6. The Company may from time to time by special resolution, subject to any confirmation or consent required by law, reduce its authorised or issued share capital or any share premium account or other undistributable reserve in any manner permitted by law.

7. Except so far as otherwise provided by the conditions of issue, or by these Bye-laws, any capital raised by the creation of new shares shall be treated as if it formed part of the original capital of the Company, and such shares shall be subject to the provisions contained in these Bye-laws with reference to the payment of calls and instalments, transfer and transmission, forfeiture, lien, cancellation, surrender, voting and otherwise.

                                  SHARE RIGHTS

8. Subject to any special rights conferred on the holders of any shares or class of shares, any share in the Company (whether forming part of the present capital or not) may be issued with or have attached thereto such rights or restrictions whether in regard to dividend, voting, return of capital, distribution of assets or otherwise as the Company may by ordinary resolution determine or, if there has not been any such determination or so far as the same shall not make specific provision, as the Board may determine.

9. Subject to Sections 42 and 43 of the Act, any preference shares may be issued or converted into shares that at a determinable date or at the option of the Company or the holder if so authorised by its memorandum of association, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by ordinary resolution of the Members determine.

                               VARIATION OF RIGHTS

10. Subject to the Act and without prejudice to Bye-law 8, all or any of the special rights for the time being attached to the shares or any class of shares may, unless otherwise provided by the terms of issue of the shares of that class, from time to time (whether or not the Company is being wound up) be varied, modified or abrogated either with the consent in writing of the holders of not less that three-fourths of the issued shares of that class or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of that class. To every such separate general meeting all the provisions of these Bye-laws relating to general meetings of the Company shall, mutatis mutandis, apply, but so that:

      (a) the necessary quorum (other than at an adjourned meeting) shall be at least two persons holding or representing by proxy or authorised representative not less than one-third in nominal value of the issued shares of that class and at any adjourned meeting of such holders, two holders present in person or by proxy (whatever the number of shares held by them) shall be a quorum;

      (b) every holder of shares of the class shall be entitled on a poll to one vote for every such share held by him; and

      (c) any holder of shares of the class present in person or by proxy or authorised representative may demand a poll.

11. The special rights conferred upon the holders of any shares or class of shares shall not, unless otherwise expressly provided in the rights attaching to or the terms of issue of such shares, be deemed to be varied, modified or abrogated by the creation or issue of further shares ranking pari passu therewith.

                                     SHARES

12. (1) Subject to the Statutes, these Bye-laws and, where applicable, the rules of any Designated Stock Exchange and without prejudice to any special rights or restrictions for the time being attached to any shares or any class of shares, the unissued shares of the Company (whether forming part of the original or any increased capital) shall be at the disposal of the Board, which may offer, allot, grant options over or otherwise dispose of them to such persons, at such times and for such consideration and upon such terms and conditions as the Board may in its absolute discretion determine but so that no shares shall be issued at a discount. The Directors shall, as regards any offer or allotment of shares, comply with the provisions of the Act, if and so far as such provisions may be applicable thereto. Neither the Company nor the Board shall be obliged, when making or granting any allotment of, offer of, option over or disposal of shares, to make, or make available, any such allotment offer, option or shares to Members or others with registered addresses in any particular territory or territories being a territory or territories where, in the absence of a registration statement or other special formalities, this would or might, in the opinion of the Board, be unlawful or impracticable. Members affected as a result of the foregoing sentence shall not be, or be deemed to be, a separate class of Members for any purpose whatsoever.

      (2) The Board may issue warrants conferring the right upon the holders thereof to subscribe for any class of shares or securities in the capital of the Company on such terms as it may from time to time determine.

      (3) The Company may by ordinary resolution, before the issue of any new shares, determine that the same, or any of them, shall be offered in the first instance, and either at par or at a premium, to all the existing holders of any class of shares in proportion as nearly as may be to the number of shares of such class held by them respectively, or make any other provisions as to the issue and allotment of such shares, but in default of any such determination or so far as the same shall not extend, such shares may be dealt with as if they formed part of the capital of the Company existing prior to the issue of the same.

13. The Company may in connection with the issue of any shares exercise all powers of paying commission and brokerage conferred or permitted by the Act. Subject to the Act, the commission may be satisfied by the payment of cash or by the allotment of fully or partly paid shares or partly in one way and partly in the other.

14. Except as required by law or as ordered by a court of competent jurisdiction, no person shall be recognised by the Company as holding any share upon any trust and the Company shall not be bound by or required in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any fractional part of a share or (except only as otherwise provided by these Bye-laws or by law) any other rights in respect of any share except an absolute right to the entirety thereof in the registered holder.

15. Subject to the Act and these Bye-laws, the Board may at any time after the allotment of shares but before any person has been entered in the Register as the holder, recognise a renunciation thereof by the allottee in favour of some other person and may accord to any allottee of a share a right to effect such renunciation upon and subject to such terms and conditions as the Board considers fit to impose.

                               SHARE CERTIFICATES

16. Every share certificate shall be issued under the Seal or a facsimile thereof and shall specify the number and class and distinguishing numbers (if any) of the shares to which it relates, and the amount paid up thereon and may otherwise be in such form as the Directors may from time to time determine. No certificate shall be issued representing shares of more than one class. The Board may by resolution determine, either generally or in any particular case or cases, that any signatures on any such certificates (or certificates in respect of other securities) need not be autographic but may be affixed to such certificate by some mechanical means or may be printed thereon or that such certificates need not be signed by any person.

17. (1) In the case of a share held jointly by several persons, the Company shall not be bound to register more than four persons as joint holders of the share nor issue more than one certificate therefor, and delivery of a certificate to one of several joint holders shall be sufficient delivery to all such holders.

      (2) Where a share stands in the names of two or more persons the person first named in the Register shall as regards service of notices and, subject to the provisions of these Bye-laws, all or any other matters connected with the Company, except the transfer of the share, be deemed the sole holder thereof.

18. Every person whose name is entered, upon an allotment of shares, as a Member in the Register shall be entitled, without payment, to receive one certificate for all such shares of any one class or, if he shall so request, several certificates each for one or more of such shares of such class upon payment for every certificate after the first of a sum equal to the relevant maximum amount as the Designated Stock Exchange may from time to time determine or such lesser sum as the Board from time to time determines.

19. Share certificates shall be issued within the relevant time limit as prescribed in the Act or as the Designated Stock Exchange may from time to time determine, whichever is the shorter, after allotment or, except in the case of a transfer which the Company is for the time being entitled to refuse to register and does not register, after lodgment of a transfer with the Company.

20. (1) Upon every transfer of shares the certificate held by the transferor shall be given up to be cancelled, and shall forthwith be cancelled accordingly, and a new certificate shall be issued to the transferee in respect of the shares transferred to him at such fee as is provided in paragraph (2) of this Bye-law. If any of the shares included in the certificate so given up shall be retained by the transferor a new certificate for the balance shall be issued to him at the aforesaid fee payable by the transferor to the Company in respect thereof.

      (2) The fee referred to in paragraph (1) above shall be an amount not exceeding the relevant maximum amount as the Designated Stock Exchange may from time to time determine provided that the Board may at any time determine a lower amount for such fee.

21. If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed a new certificate representing the same shares may be issued to the relevant Member upon request and on payment of such fee as the Designated Stock Exchange may determine to be the maximum fee payable or such lesser sum as the Board may determine and, subject to compliance with such terms (if any) as to evidence and indemnity and to payment of the costs and reasonable out-of-pocket expenses of the Company in investigating such evidence and preparing such indemnity as the Board may think fit and, in case of damage or defacement, on delivery of the old certificate to the Company provided always that where share warrants have been issued, no new share warrant shall be issued to replace one that has been lost unless the Directors are satisfied beyond reasonable doubt that the original has been destroyed.

                                      LIEN

22. The Company shall have a first and paramount lien on every share (not being a fully paid share) for all moneys (whether presently payable or not) called or payable at a fixed time in respect of that share. The Company shall also have a first and paramount lien on every share (not being a fully paid share) registered in the name of a Member (whether or not jointly with other Members) for all amounts of money presently payable by such Member or his estate to the Company whether the same shall have been incurred before or after notice to the Company of any equitable or other interest of any person other than such member, and whether the period for the payment or discharge of the same shall have actually arrived or not, and notwithstanding that the same are joint debts or liabilities of such member or his estate and any other person, whether a member of the Company or not. The Company's lien on a share shall extend to all dividends or other moneys payable thereon or in respect thereof. The Board may at any time, generally or in any particular case, waive any lien that has arisen or declare any share exempt in whole or in part, from the provisions of this Bye-law.

23. Subject to these Bye-laws, the Company may sell in such manner as the Board determines any share on which the Company has a lien, but no sale shall be made unless some sum in respect of which the lien exists is presently payable, or the liability or engagement in respect of which such lien exists is liable to be presently fulfilled or discharged nor until the expiration of fourteen clear days after a notice in writing, stating and demanding payment of the sum presently payable, or specifying the liability or engagement and demanding fulfillment or discharge thereof and giving notice of the intention to sell in default, has been served on the registered holder for the time being of the share or the person entitled thereto by reason of his death or bankruptcy or winding up.

24. The net proceeds of the sale shall be received by the Company and applied in or towards payment or discharge of the debt or liability in respect of which the lien exists, so far as the same is presently payable, and any residue shall (subject to a like lien for debts or liabilities not presently payable as existed upon the share prior to the sale) be paid to the person entitled to the share at the time of the sale. To give effect to any such sale the Board may authorise some person to transfer the shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the shares so transferred and he shall not be bound to see to the application of the purchase money, nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale.

                                 CALLS ON SHARES

25. (1) Subject to these Bye-laws and to the terms of allotment, the Board may from time to time make calls upon the Members in respect of any moneys unpaid on their shares (whether on account of the nominal value of the shares or by way of premium), and each Member shall (subject to being given at least fourteen (14) clear days' Notice specifying the time and place of payment) pay to the Company as required by such notice the amount called on his shares. A call may be extended, postponed or revoked in whole or in part as the Board determines but no member shall be entitled to any such extension, postponement or revocation except as a matter of grace and favour.

      (2) In addition to the giving of notice in accordance with Bye-law 25(1), notice of the person appointed to receive payment of every call and of the times and places appointed for payment may be given to the Members by notice to be inserted in the Newspapers.

26. A call shall be deemed to have been made at the time when the resolution of the Board authorising the call was passed and may be made payable either in one lump sum or by instalments.

27. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the shares in respect of which the call was made. The joint holders of a share shall be jointly and severally liable to pay all calls and instalments due in respect thereof or other moneys due in respect thereof.

28. If a sum called in respect of a share is not paid before or on the day appointed for payment thereof, the person from whom the sum is due shall pay interest on the amount unpaid from the day appointed for payment thereof to the time of actual payment at such rate (not exceeding twenty per cent. (20%) per annum) as the Board may agree to accept, but the Board may in its absolute discretion waive payment of such interest wholly or in part.

29. No Member shall be entitled to receive any dividend or bonus or to be present and vote (save as proxy for another Member) at any general meeting either personally or by proxy or authorised representative, or be reckoned in a quorum, or exercise any other privilege as a Member until all calls or instalments due by him to the Company, whether alone or jointly with any other person, together with interest and expenses (if any) shall have been paid.

30. On the trial or hearing of any action or other proceedings for the recovery of any money due for any call, it shall be sufficient to prove that the name of the Member sued is entered in the Register as the holder, or one of the holders, of the shares in respect of which such debt accrued, that the resolution making the call is duly recorded in the minute book, and that notice of such call was duly given to the Member sued, in pursuance of these Bye-laws; and it shall not be necessary to prove the appointment of the Directors who made such call, nor any other matters whatsoever, but the proof of the matters aforesaid shall be conclusive evidence of the debt.

31. Any amount payable in respect of a share upon allotment or at any fixed date, whether in respect of nominal value or premium or as an instalment of a call, shall be deemed to be a call duly made and payable on the date fixed for payment and if it is not paid the provisions of these Bye-laws shall apply as if that amount had become due and payable by virtue of a call duly made and notified.

32. On the issue of shares the Board may differentiate between the allottees or holders as to the amount of calls to be paid and the times of payment.

33. The Board may receive from any Member willing to advance the same, and either in money or money's worth, all or any part of the moneys uncalled and unpaid or instalments payable upon any shares held by him and upon all or any of the moneys so advanced (until the same would, but for such advance, become presently payable) pay interest at such rate (if any) not exceeding twenty per cent. (20%) per annum as the Board may decide. The Board may at any time repay the amount so advanced upon giving to such Member not less than one month's Notice of its intention in that behalf, unless before the expiration of such notice the amount so advanced shall have been called up on the shares in respect of which it was advanced. Such payment in advance shall not entitle the holder of such share or shares to participate in respect thereof in a dividend subsequently declared or to exercise any other rights or privileges as a Member in respect of the share or the due portion of the shares upon which payment has been advanced by such Member before it is called up.

                              FORFEITURE OF SHARES

34. (1) If a call remains unpaid after it has become due and payable the Board may give to the person from whom it is due not less than fourteen (14) clear days' Notice:

      (a) requiring payment of the amount unpaid together with any interest which may have accrued and which may still accrue up to the date of actual payment; and

      (b) stating that if the Notice, which shall name a further day (not earlier than the expiration of fourteen days from the date of Notice) on or before which the payment required by the Notice is to be made, is not complied with the shares on which the call was made will be liable to be forfeited.

      (2) If the requirements of any such Notice are not complied with, any share in respect of which such Notice has been given may at any time thereafter, before payment of all calls and interest due in respect thereof has been made, be forfeited by a resolution of the Board to that effect, and such forfeiture shall include all dividends and bonuses declared in respect of the forfeited share but not actually paid before the forfeiture.

35. When any share has been forfeited, Notice of the forfeiture shall be served upon the person who was before forfeiture the holder of the share. No forfeiture shall be invalidated by any omission or neglect to give such Notice.

36. The Board may accept the surrender of any share liable to be forfeited hereunder and, in such case, references in these Bye-laws to forfeiture will include surrender.

37. Until cancelled in accordance with the requirements of the Act, a forfeited share shall be the property of the Company and may be sold, re-allotted or otherwise disposed of to such person, upon such terms and in such manner as the Board determines, and at any time before a sale, re-allotment or disposition the forfeiture may be annulled by the Board on such terms as the Board determines.

38. A person whose shares have been forfeited shall cease to be a Member in respect of the forfeited share but nevertheless shall remain liable to pay the Company all moneys which at the date of forfeiture were presently payable by him to the Company in respect of the share, with (if the Directors shall in their discretion so require) interest thereon from the date of forfeiture until payment at such rate (not exceeding twenty per cent. (20%) per annum) as the Board determines. The Board may enforce payment thereof if it thinks fit, and without any deduction or allowance for the value of the forfeited share, at the date of forfeiture, but his liability shall cease if and when the Company shall have received payment in full of all such moneys in respect of the shares. For the purposes of this Bye-law any sum which, by the terms of issue of a share, is payable thereon at a fixed time which is subsequent to the date of forfeiture, whether on account of the nominal value of the share or by way of premium, shall notwithstanding that time has not yet arrived be deemed to be payable at the date of forfeiture, and the same shall become due and payable immediately upon the forfeiture, but interest thereon shall only be payable in respect of any period between the said fixed time and the date of actual payment.

39. A declaration in writing by a Director or the Secretary that a share has been forfeited or surrendered on a specified date shall be conclusive evidence of the facts therein stated as against all persons claiming to be entitled to the share, and such declaration shall (subject to the execution of an instrument of transfer by the Company if necessary) constitute a good title to the share, and the person to whom the share is disposed of shall be registered as the holder of the share and shall not be bound to see to the application of the consideration (if any), nor shall his title to the share be affected by any irregularity in or invalidity of the proceedings in reference to the forfeiture, re-allotment sale or disposal of the share. When any share shall have been forfeited, notice of the declaration shall be given to the Member in whose name it stood immediately prior to the forfeiture, and an entry of the forfeiture, with the date thereof, shall forthwith be made in the register, but no forfeiture shall be in any manner invalidated by any omission or neglect to give such notice or make any such entry.

40. Notwithstanding any such forfeiture as aforesaid the Board may at any time, before any shares so forfeited shall have been sold, re-allotted or otherwise disposed of, permit the shares forfeited to be bought back upon the terms of payment of all calls and interest due upon and expenses incurred in respect of the share, and upon such further terms (if any) as it thinks fit.

41. The forfeiture of a share shall not prejudice the right of the Company to any call already made or instalment payable thereon.

42. (1) The provisions of these Bye-laws as to forfeiture shall apply in the case of non-payment of any sum which, by the terms of issue of a share, becomes payable at a fixed time, whether on account of the nominal value of the share or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

      (2) In the event of a forfeiture of shares the shareholder shall be bound to deliver and shall forthwith deliver to the Company the certificate or certificates held by him for the shares so forfeited and in any event the certificates representing shares so forfeited shall be void and deemed to be cancelled.

                               REGISTER OF MEMBERS

43. (1) The Company shall keep in one or more books a Register of its Members and shall enter therein the following particulars, that is to say:

      (a) the name and address of each Member, the number and class of shares held by him and the amount paid or agreed to be considered as paid on such shares;

      (b)   the date on which each person was entered in the Register; and

      (c)   the date on which any person ceased to be a Member.

      (2) Subject to the Act, the Company may establish and maintain an overseas or local or other branch register of Members in any place as the Board thinks fit, and the Board may make and vary such regulations as it determines in respect of the keeping of any such register, the transfer of shares to, on or from any such register, maintaining a Registration Office in connection therewith and the production and furnishing of copies of or extracts from such register.

44. Except where the register is closed in accordance with the Act, the Register and branch register of Members, as the case may be, shall be open to inspection during business hours on every business day by Members without charge or by any other person, upon a maximum payment of five Bermuda dollars, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or, if appropriate, upon a maximum payment of ten dollars at the Registration Office. The Register including any overseas or local or other branch register of Members may, after notice has been given by advertisement in an appointed newspaper and where applicable, the Newspapers in accordance with the requirements of any Designated Stock Exchange to that effect, be closed a such times or for such periods not exceeding in the whole thirty (30) days in each year as the Board may determine and either generally or in respect of any class of shares.

                                  RECORD DATES

45. Notwithstanding any other provision of these Bye-laws the Company or the Directors may fix any date as the record date for:

      (a) determining the Members entitled to receive any dividend, distribution, allotment or issue and such record date may be on, or at any time not more than thirty (30) days before or after, any date on which such dividend, distribution, allotment or issue is declared, paid or made;

      (b) determining the Members entitled to receive notice of and to vote at any general meeting of the Company.

                               TRANSFER OF SHARES

46. Subject to these Bye-laws, any Member may transfer all or any of his shares by an instrument of transfer in the usual or common form or in any other form approved by the Board and which may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Board may approve from time to time.

47. The instrument of transfer shall be executed by or on behalf of the transferor and the transferee provided that the Board may dispense with the execution of the instrument of transfer by the transferee in any case which it thinks fit in its discretion to do so. Without prejudice to Bye-law 46, the Board may also resolve, either generally or in any particular case, upon request by either the transferor or transferee, to accept mechanically executed transfers. The transferor shall be deemed to remain the holder of the share until the name of the transferee is entered in the Register in respect thereof. Nothing in these Bye-laws shall preclude the Board from recognising a renunciation of the allotment or provisional allotment of any share by the allottee in favour of some other person.

48. (1) The Board may, in its absolute discretion, and without giving any reason therefor, refuse to register a transfer of any share (not being a fully paid up share) to a person of whom it does not approve, or any share issued under any share incentive scheme for employees upon which a restriction on transfer imposed thereby still subsists, and it may also, without prejudice to the foregoing generality, refuse to register a transfer of any share (whether fully paid or not) to more than four (4) joint holders or a transfer of any share (not being a fully paid up share) on which the Company has a lien.

      (2) No transfer shall be made to an infant or to a person of unsound mind or under other legal disability.

      (3) The Board in so far as permitted by any applicable law may, in its absolute discretion, at any time and from time to time transfer any share upon the Register to any branch register or any share on any branch register to the Register or any other branch register. In the event of any such transfer, the Member requesting such transfer shall bear the cost of effecting the transfer unless the Board otherwise determines.

      (4) Unless the Board otherwise agrees (which agreement may be on such terms and subject to such conditions as the Board in its absolute discretion may from time to time determine, and which agreement it shall, without giving any reason therefor be entitled in its absolute discretion to give or withhold), no shares on the Register shall be transferred to any branch register nor shall shares on any branch register be transferred to the Register or any other branch register and all transfers and other documents of title shall be lodged for registration, and registered, in the case of any shares on a branch register, at the relevant Registration Office, and, in the case of any shares on the Register, at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act.

49. Without limiting the generality of the last preceding Bye-law, the Board may decline to recognise any instrument of transfer unless:-

      (a) a fee of such maximum sum as the Designated Stock Exchange may determine to be payable or such lesser sum as the Board may from time to time require is paid to the Company in respect thereof;

      (b) the instrument of transfer is in respect of only one class of shares;

      (c) the instrument of transfer is lodged at the Office or such other place in Bermuda at which the Register is kept in accordance with the Act or the Registration Office (as the case may be) accompanied by the relevant share certificate(s) and such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer (and, if the instrument of transfer is executed by some other person on his behalf, the authority of that person so to
            do); and

      (d) if applicable, the instrument of transfer is duly and properly stamped.

50. If the Board refuses to register a transfer of any share, it shall, within two (2) months after the date on which the transfer was lodged with the Company, send to each of the transferor and transferee notice of the refusal.

51. The registration of transfers of shares or of any class of shares may, after notice has been given by advertisement in an appointed newspaper and in the Newspapers in accordance with the requirements of any Designated Stock Exchange to that effect be suspended and the register be closed at such times and for such periods (not exceeding in the whole thirty (30) days in any year) as the Board may determine.

                             TRANSMISSION OF SHARES

52. If a Member dies, the survivor or survivors where the deceased was a joint holder, and his legal personal representatives where he was a sole or only surviving holder, will be the only persons recognised by the Company as having any title to his interest in the shares; but nothing in this Bye-law will release the estate of a deceased Member (whether sole or joint) from any liability in respect of any share which had been solely or jointly held by him.

53. Subject to Section 52 of the Act, any person becoming entitled to a share in consequence of the death or bankruptcy or winding-up of a Member may, upon such evidence as to his title being produced as may be required by the Board, elect either to become the registered holder of the share or to have some person nominated by him registered as the transferee thereof. If he elects to become the registered holder he shall notify the Company in writing either at the Registration Office or Office as the case may be, to that effect. If he elects to have another person registered he shall execute a transfer of the share in favour of that person. The provisions of these Bye-laws relating to the transfer and registration of transfers of shares shall apply to such Notice or transfer as aforesaid as if the death or bankruptcy or winding up of the Member had not occurred and the Notice or transfer were a transfer signed by such Member.

54. A person becoming entitled to a share by reason of the death or bankruptcy or winding-up of a Member shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share. However, the Board may, if it thinks fit, withhold the payment of any dividend payable or other advantages in respect of such share until such person shall become the registered holder of the share or shall have effectually transferred such share, but, subject to the requirements of Bye-law 75(2) being met, such a person may vote at general meetings.

                               UNTRACEABLE MEMBERS

55. (1) Without prejudice to the rights of the Company under paragraph (2) of this Bye-law, the Company may cease sending cheques for dividend entitlements or dividend warrants by post if such cheques or warrants have been left uncashed on two consecutive occasions. However, the Company may exercise the power to cease sending cheques for dividend entitlements or dividend warrants after the first occasion on which such a cheque or warrant is returned undelivered.

      (2) The Company shall have the power to sell, in such manner as the Board thinks fit, any shares of a Member who is untraceable, but no such sale shall be made unless:

      (a) all cheques or warrants in respect of dividends of the shares in question, being not less than three in total number, for any sum payable in cash to the holder of such shares in respect of them sent during the relevant period in the manner authorised by the Bye-laws of the Company have remained uncashed;

      (b) so far as it is aware at the end of the relevant period, the Company has not at any time during the relevant period received any indication of the existence of the Member who is the holder of such shares or of a person entitled to such shares by death, bankruptcy or operation of law; and

      (c) the Company, if so required by the rules governing the listing of shares on the Designated Stock Exchange, has given notice, and caused advertisement in the Newspapers in accordance with the requirements of the Designated Stock Exchange to be made, of its intention to sell such shares in the manner required by the Designated Stock Exchange, and a period of three (3) months or such shorter period as may be allowed by the Designated Stock Exchange has elapsed since the date of such advertisement.

      For the purpose of the foregoing, the "relevant period" means the period commencing twelve years before the date of publication of the advertisement referred to in paragraph (c) of this Bye-law and ending at the expiry of the period referred to in that paragraph.

      (3) To give effect to any such sale the Board may authorise some person to transfer the said shares and an instrument of transfer signed or otherwise executed by or on behalf of such person shall be as effective as if it had been executed by the registered holder or the person entitled by transmission to such shares, and the purchaser shall not be bound to see to the application of the purchase money nor shall his title to the shares be affected by any irregularity or invalidity in the proceedings relating to the sale. The net proceeds of the sale will belong to the Company and upon receipt by the Company of such net proceeds it shall become indebted to the former Member for an amount equal to such net proceeds. No trust shall be created in respect of such debt and no interest shall be payable in respect of it and the Company shall not be required to account for any money earned from the net proceeds which may be employed in the business of the Company or as it thinks fit. Any sale under this Bye-law shall be valid and effective notwithstanding that the Member holding the shares sold is dead, bankrupt or otherwise under any legal disability or incapacity.

                                GENERAL MEETINGS

56. An annual general meeting of the Company shall be held in each year other than the year in which its statutory meeting is convened at such time (within a period of not more than fifteen (15) months after the holding of the last preceding annual general meeting unless a longer period would not infringe the rules of the Designated Stock Exchange, if any) and place as may be determined by the Board.

57. Each general meeting, other than an annual general meeting, shall be called a special general meeting. General meetings may be held in any part of the world as may be determined by the Board.

58. The Board may whenever it thinks fit call special general meetings, and Members holding at the date of deposit of the requisition not less than one-tenth of the paid up capital of the Company carrying the right of voting at general meetings of the Company shall at all times have the right, by written requisition to the Board or the Secretary of the Company, to require a special general meeting to be called by the Board for the transaction of any business specified in such requisition; and such meeting shall be held within two (2) months after the deposit of such requisition. If within twenty-one (21) days of such deposit the Board fails to proceed to convene such meeting the requisitionists themselves may do so in accordance with the provisions of
Section 74(3) of the Act.

                           NOTICE OF GENERAL MEETINGS

59. (1) An annual general meeting and any special general meeting at which the passing of a special resolution is to be considered shall be called by not less than twenty-one (21) clear days' Notice. All other special general meetings may be called by not less than fourteen (14) clear days' Notice but a general meeting may be called by shorter notice if it is so agreed:

      (a) in the case of a meeting called as an annual general meeting, by all the Members entitled to attend and vote thereat; and

      (b) in the case of any other meeting, by a majority in number of the Members having the right to attend and vote at the meeting, being a majority together holding not less than ninety-five per cent. (95%) in nominal value of the issued shares giving that right.

      (2) The notice shall specify the time and place of the meeting and, in case of special business, the general nature of the business. The notice convening an annual general meeting shall specify the meeting as such. Notice of every general meeting shall be given to all Members other than to such Members as, under the provisions of these Bye-laws or the terms of issue of the shares they hold, are not entitled to receive such notices from the Company, to all persons entitled to a share in consequence of the death or bankruptcy or winding-up of a Member and to each of the Directors and the Auditor.

60. The accidental omission to give Notice of a meeting or (in cases where instruments of proxy are sent out with the Notice) to send such instrument of proxy to, or the non-receipt of such Notice or such instrument of proxy by, any person entitled to receive such Notice shall not invalidate any resolution passed or the proceedings at that meeting.

                         PROCEEDINGS AT GENERAL MEETINGS

61. (1) All business shall be deemed special that is transacted at a special general meeting, and also all business that is transacted at an annual general meeting, with the exception of sanctioning dividends, the reading, considering and adopting of the accounts and balance sheet and the reports of the Directors and Auditor and other documents required to be annexed to the balance sheet, the election of Directors and appointment of Auditor and other officers in the place of those retiring, the determination of the remuneration of the Auditor and of the Directors.

      (2) No business shall be transacted at any general meeting unless a quorum is present at the commencement of the business. Two (2) Members entitled to vote and present in person or (in the case of a member being a corporation, by its duly authorised representative) or by proxy shall form a quorum for all purposes.

      (3) Members may participate in any general meeting of the Company or class meeting by means of a conference telephone or other communications equipment through which all persons participating in the meeting can communicate with each other simultaneously and instantaneously and, for the purpose of counting a quorum, such participation shall constitute presence at a meeting as if those participating were present in person.

62. If within thirty (30) minutes (or such longer time not exceeding one hour as the chairman of the meeting may determine to wait) after the time appointed for the meeting a quorum is not present, the meeting, if convened on the requisition of Members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week at the same time and place or to such time and place as the Board may determine. If at such adjourned meeting a quorum is not present within half an hour from the time appointed for holding the meeting, the meeting shall be dissolved.

63. The chairman of the Company or deputy chairman shall preside as chairman at every general meeting. If at any meeting the president or the chairman of the Company or the deputy chairman, as the case may be, is not present within fifteen (15) minutes after the time appointed for holding the meeting, or if neither of them is willing to act as chairman, the Directors present shall choose one of their number to act, or if one Director only is present he shall preside as chairman if willing to act. If no Director is present, or if each of the Directors present declines to take the chair, or if the chairman chosen shall retire from the chair, the Members present and entitled to vote shall elect one of their number to be chairman.

64. The chairman may, with the consent of any meeting at which a quorum is present (and shall if so directed by the meeting), adjourn the meeting from time to time and from place to place as the meeting shall determine, but no business shall be transacted at any adjourned meeting other than the business which might lawfully have been transacted at the meeting had the adjournment not taken place. When a meeting is adjourned for fourteen (14) days or more, at least seven (7) clear days' Notice of the adjourned meeting shall be given specifying the time and place of the adjourned meeting but it shall not be necessary to specify in such notice the nature of the business to be transacted at the adjourned meeting and the general nature of the business to be transacted. Save as aforesaid, it shall be unnecessary to give Notice of an adjournment.

65. If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the chairman of the meeting, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling. In the case of a resolution duly proposed as a special resolution, no amendment thereto (other than a mere clerical amendment to correct a patent error) may in any event be considered or voted upon.

                                     VOTING

66. Subject to any special rights or restrictions as to voting for the time being attached to any shares by or in accordance with these Bye-laws, at any general meeting on a show of hands every Member present in person (or being a corporation, is present by a representative duly authorised under Section 78 of the Act) or by proxy, shall have one vote and on a poll every Member present in person (or in the case of a Member being a corporation, by its duly authorised representative) or by proxy shall have one vote for every share which is fully paid or credited as fully paid of which he is the holder (but so that no amount paid up or credited as paid up on a share in advance of calls or instalments is treated for the purposes of this Bye-law as paid up on the share). A resolution put to the vote of a general meeting shall be decided on a show of hands unless (before or on the declaration of the result of the show of hands or on the withdrawal of any other demand for a poll) a poll is demanded:

      (a)   by the chairman of such meeting; or

      (b) by at least three Members present in person (or in the case of a Member being a corporation by its duly authorised representative) or by proxy for the time being entitled to vote at the meeting; or

      (c) by a Member or Members present in person (or in the case of a Member being a corporation by its duly authorised representative) or by proxy and representing not less than one-tenth of the total voting rights of all Members having the right to vote at the meeting; or

      (d) by a Member or Members present in person (or in the case of a Member being a corporation by its duly authorised representative) or by proxy and holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all shares conferring that right.

A demand by a person as proxy for a Member (or in the case of a Member being a corporation by its duly authorised representative) shall be deemed to be the same as a demand by the Member.

67. Unless a poll is duly demanded and the demand is not withdrawn, a declaration by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or not carried by a particular majority, or lost, and an entry to that effect made in the minute book of the Company, shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded for or against the resolution.

68. If a poll is duly demanded the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. There shall be no requirement for the chairman to disclose the voting figures on a poll.

69. A poll demanded on the election of a chairman, or on a question of adjournment, shall be taken forthwith. A poll demanded on any other question shall be taken in such manner (including the use of ballot or voting papers or tickets) and either forthwith or at such time (being not later than thirty (30) days after the date of the demand) and place as the chairman directs. It shall not be necessary (unless the chairman otherwise directs) for notice to be given of a poll not taken immediately.

70. The demand for a poll shall not prevent the continuance of a meeting or the transaction of any business other than the question on which the poll has been demanded, and, with the consent of the chairman, it may be withdrawn at any time before the close of the meeting or the taking of the poll, whichever is the earlier.

71. On a poll votes may be given either personally or by proxy.

72. A person entitled to more than one vote on a poll need not use all his votes or cast all the votes he uses in the same way.

73. In the case of an equality of votes, whether on a show of hands or on a poll, the chairman of such meeting shall be entitled to a second or casting vote in addition to any other vote he may have.

74. Where there are joint holders of any share any one of such joint holders may vote, either in person or by proxy, in respect of such share as if he were solely entitled thereto , but if more than one of such joint holders be present at any meeting the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register in respect of the joint holding. Several executors or administrators of a deceased Member in whose name any share stands shall for the purposes of this Bye-law be deemed joint holders thereof.

75. (1) A Member who is a patient for any purpose relating to mental health or in respect of whom an order has been made by any court having jurisdiction for the protection or management of the affairs of persons incapable of managing their own affairs may vote, whether on a show of hands or on a poll, by his receiver, committee, curator bonis or other person in the nature of a receiver, committee or curator bonis appointed by such court, and such receiver, committee, curator bonis or other person may vote on a poll by proxy, and may otherwise act and be treated as such Member for the purposes of general meetings, provided that such evidence as the Board may require of the authority of the person claiming to vote shall have been deposited at the Office, head office or Registration Office, as appropriate, not less than forty-eight (48) hours before the time appointed for holding the meeting, or adjourned meeting or poll, as the case may be.

      (2) Any person entitled under Bye-law 53 to be registered as the holder of any shares may vote at any general meeting in respect thereof in the same manner as if he were the registered holder of such shares, provided that forty-eight
(48) hours at least before the time of the holding of the meeting or adjourned meting, as the case may be, at which he proposes to vote, he shall satisfy the Board of his entitlement to such shares, or the Board shall have previously admitted his right to vote at such meeting in respect thereof.

*76. (1) No Member shall, unless the Board otherwise determines, be entitled to attend and vote and to be reckoned in a quorum at any general meeting unless he is duly registered and all calls or other sums presently payable by him in respect of shares in the Company have been paid.

*As amended by written resolution of members passed on 20 May 2004

      (2) Where the Company has knowledge that any Member is, under the rules of the Designated Stock

Exchange, required to abstain from voting on any particular resolution of the Company or restricted to voting only for or only against any particular resolution of the Company any votes cast by or on behalf of such Member in contravention of such requirement or restriction shall not be counted.

77. If:

      (a)   any objection shall be raised to the qualification of any voter; or

      (b) any votes have been counted which ought not to have been counted or which might have been rejected; or

      (c)   any votes are not counted which ought to have been counted;

the objection or error shall not vitiate the decision of the meeting or adjourned meeting on any resolution unless the same is raised or pointed out at the meeting or, as the case may be, the adjourned meeting at which the vote objected to is given or tendered or at which the error occurs. Any objection or error shall be referred to the chairman of the meeting and shall only vitiate the decision of the meeting on any resolution if the chairman decides that the same may have affected the decision of the meeting. The decision of the chairman on such matters shall be final and conclusive.

                                     PROXIES

78. Any Member entitled to attend and vote at a meeting of the Company shall be entitled to appoint another person as his proxy to attend and vote instead of him. A Member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf at a general meeting of the Company or at a class meeting. A proxy need not be a Member. In addition, a proxy or proxies representing either a Member who is an individual or a Member which is a corporation shall be entitled to exercise the same powers on behalf of the Member which he or they represent as such Member could exercise.

79. The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under its seal or under the hand of an officer, attorney or other person authorised to sign the same. In the case of an instrument of proxy purporting to be signed on behalf of a corporation by an officer thereof it shall be assumed, unless the contrary appears, that such officer was duly authorised to sign such instrument of proxy on behalf of the corporation without further evidence of the fact.

80. The instrument appointing a proxy and (if required by the Board) the power of attorney or other authority (if any) under which it is signed, or a notarially certified copy of such power or authority, shall be delivered to such place or one of such places (if any) as may be specified for that purpose in or by way of note to or in any document accompanying the notice convening the meeting (or, if no place is so specified, at the Registration Office or the Office, as may be appropriate) not less than forty-eight (48) hours before the time appointed for holding the meeting or adjourned meeting at which the person named in the instrument proposes to vote or, in the case of a poll taken subsequently to the date of a meeting or adjourned meeting, not less than twenty-four (24) hours before the time appointed for the taking of the poll and in default the instrument of proxy shall not be treated as valid. No instrument appointing a proxy shall be valid after the expiration of twelve (12) months from the date named in it as the date of its execution, except at an adjourned meeting or on a poll demanded at a meeting or an adjourned meeting in cases where the meeting was originally held within twelve (12) months from such date. Delivery of an instrument appointing a proxy shall not preclude a Member from attending and voting in person at the meeting convened and in such event, the instrument appointing a proxy shall be deemed to be revoked.

81. Instruments of proxy shall be in any common form or in such other form as the Board may approve (provided that this shall not preclude the use of the two-way form) and the Board may, if it thinks fit, send out with the notice of any meeting forms of instrument of proxy for use at the meeting. The instrument of proxy shall be deemed to confer authority to demand or join in demanding a poll and to vote on any amendment of a resolution put to the meeting for which it is given as the proxy thinks fit. The instrument of proxy shall, unless the contrary is stated therein, be valid as well for any adjournment of the meeting as for the meeting to which it relates.

82. A vote given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal, or revocation of the instrument of proxy or of the authority under which it was executed, provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at the Office or the Registration Office (or such other place as may be specified for the delivery of instruments of proxy in the notice convening the meeting or other document sent therewith) two (2) hours at least before the commencement of the meeting or adjourned meeting, or the taking of the poll, at which the instrument of proxy is used.

83. Anything which under these Bye-laws a Member may do by proxy he may likewise do by his duly appointed attorney and the provisions of these Bye-laws relating to proxies and instruments appointing proxies shall apply mutatis mutandis in relation to any such attorney and the instrument under which such attorney is appointed.

                     CORPORATIONS ACTING BY REPRESENTATIVES

84. (1) Any corporation which is a Member may by resolution of its Directors or other governing body authorise such person as it thinks fit to act as its representative at any meeting of the Company or any class of Members. The person so authorised shall be entitled to exercise the same powers on behalf of such corporation as the corporation could exercise if it were and individual Member and such corporation shall for the purposes of these Bye-laws be deemed to be present in person at any such meeting if a person so authorised is present thereat or one or more proxies of such corporation is or are present thereat provided that the authorisation or instrument appointing the representative or proxy, as the case may be, shall specify the number and class of shares in respect of which each such representative or proxy is appointed. Nothing contained in this Bye-law shall prevent a Member which is a corporation from appointing one or more proxies to represent it pursuant to Bye-law 78.

      (2) If permitted by the Act, a clearing house (or its nominee) if being a Member, may authorise such persons as it thinks fit to act as its representatives at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Bye-law shall be entitled to exercise the same rights and powers as if such person was the registered holder of the shares of the Company held by the clearing house (or its nominee).

      (3) Any reference in these Bye-laws to a duly authorised representative of a Member being a corporation shall mean a representative authorised under the provisions of this Bye-law.

                          WRITTEN RESOLUTONS OF MEMBERS

85. (1) Subject to the Act, a resolution in writing signed (in such manner as to indicate, expressly or impliedly, unconditional approval) by or on behalf of all persons for the time being entitled to receive notice of and to attend and vote at general meetings of the Company shall, for the purposes of these Bye-laws, be treated as a resolution duly passed at a general meeting of the Company and, where relevant, as a special resolution so passed. Any such resolution shall be deemed to have been passed at a meeting held on the date on which it was signed by the last Member to sign, and where the resolution states a date as being the date of his signature thereof by any Member the statement shall be prima facie evidence that it was signed by him on that date. Such a resolution may consist of several documents in the like form, each signed by one or more relevant Members.

      (2) Notwithstanding any provisions contained in these Bye-laws, a resolution in writing shall not be passed for the purpose of removing a Director before the expiration of his term of office under Bye-law 86(4) or for the purposes set out in Bye-law 154(3) relating to the removal and appointment of the Auditor.

                               BOARD OF DIRECTORS

86. (1) Unless otherwise determined by the Company in general meeting, the number of Directors shall not be less than two (2). There shall be no maximum number of Directors unless otherwise determined from time to time by the Members in general meeting. The Directors shall be elected or appointed in the first place at the statutory meeting of Members and thereafter in accordance with Bye-law 87 and shall hold office until the next appointment of Directors or until their successors are elected or appointed. The Members may by ordinary resolution authorise the Board to fill any vacancy.

      (2) The Directors shall have the power from time to time and at any time to appoint any person as a Director either to fill a casual vacancy on the Board or, subject to ordinary resolution of the Members in general meeting, as an addition to the existing Board but so that the number of Directors so appointed shall not exceed any maximum number stipulated by these Bye-laws or determined from time to time by the Members in general meeting. Any Director so appointed by the Board shall hold office only until the next following annual general meeting of the Company and shall then be eligible for re-election at that meeting.

      (3) Neither a Director nor an alternate Director shall be required to hold any shares of the Company by way of qualification and a Director or alternate Director (as the case may be) who is not a Member shall be entitled to receive notice of and to attend and speak at any general meeting of the Company and of all classes of shares of the Company.

      (4) Subject to any provision to the contrary in these Bye-laws the Members may, at any general meeting convened and held in accordance with these Bye-laws, by special resolution remove a Director (including a managing director or other executive director) at any time before the expiration of his period of office notwithstanding anything in these Bye-laws or in any agreement between the Company and such Director (but without prejudice to any claim for damages under any such agreement) provided that the Notice of any such meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director not less than fourteen (14) days before the meeting and at such meeting such Director shall be entitled to be heard on the motion for his removal.

      (5) A vacancy on the Board created by the removal of a Director under the provisions of subparagraph (4) above may be filled by the election or appointment of any other person by ordinary resolution at the Members' meeting at which such Director is removed to hold office until their successors are elected or appointed or until the next following annual general meeting of the Company and shall then be eligible for re-election or, in the absence of such election or appointment such general meeting may authorise the Board to fill any vacancy in the number left unfilled.

      (6) The Company may from time to time in general meeting by ordinary resolution increase or reduce the number of Directors but so that the number of Directors shall never be less than two (2) and elect any person to be a Director either to fill a casual vacancy or as an addition to the Board.

                             RETIREMENT OF DIRECTORS

87. (1) Notwithstanding any other provisions in the Bye-laws, at each annual general meeting one-third of the Directors for the time being (or, if their number is not a multiple of three (3), the number nearest to but not greater than one-third) shall retire from office by rotation provided that notwithstanding anything herein, the chairman of the Board and/or the managing director of the Company shall not, whilst holding such office, be subject to retirement by rotation or be taken into account in determining the number of Directors to retire in each year.

      (2) A retiring Director shall be eligible for re-election. The Directors to retire by rotation shall include (so far as necessary to ascertain the number of directors to retire by rotation) any Director who wishes to retire and not to offer himself for re-election. Any further Directors so to retire shall be those of the other Directors subject to retirement by rotation who have been longest in office since their last re-election or appointment and so that as between persons who became or were last re-elected Directors on the same day those to retire shall (unless they otherwise agree among themselves) be determined by lot. Any Director appointed pursuant to Bye-law 86(2) shall not be taken into account in determining which particular Directors or the number of Directors who are to retire by rotation.

*88. No person other than a Director retiring at the meeting shall, unless recommended by the Directors for election, be eligible for election as a Director at any general meeting unless a Notice signed by a Member (other than the person to be proposed) duly qualified to attend and vote at the meeting for which such notice is given of his intention to propose such person for election and also a Notice signed by the person to be proposed of his willingness to be elected shall have been lodged at the head office or at the Registration Office provided that the minimum length of the period, during which such Notice(s) are given, shall be at least seven (7) days and that the period for lodgment of such Notice(s) shall commence no earlier than the day after the despatch of the notice of the general meeting appointed for such election and end no later than seven (7) days prior to the date of such general meeting.

*As amended by written resolution of members passed on 20 May 2004

                          DISQUALIFICATION OF DIRECTORS

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89A. The office of a Director shall be vacated if the Director:

      (1) resigns his office by notice in writing delivered to the Company at the Office or head office or tendered at a meeting of the Board whereupon the Board resolves to accept such resignation;

      (2) becomes of unsound mind or dies;

      (3) without special leave of absence from the Board, is absent from meetings of the Board for six consecutive months, and his alternate Director, if any, shall not during such period have attended in his stead and the Board resolves that his office by reason of such absence be vacated; or

      (4) becomes bankrupt or has a receiving order made against him or suspends payment or compounds with his creditors;

      (5) is prohibited by law from being a Director;

      (6) ceases to be a Director by virtue of any provision of the Statutes or is removed from office pursuant to these Bye-laws; or

      (7) is convicted in any jurisdiction of a criminal offence involving dishonesty.

89B. No director shall be required to vacate office or be ineligible for re-election or re-appointment as a Director, and no person shall be ineligible for appointment as Director by reason only of his having attained any particular age.

                               EXECUTIVE DIRECTORS

90. The Board may from time to time appoint any one or more of its body to be a managing director, joint managing director or deputy managing director or executive director or to hold any other employment or executive office with the Company for such period (subject to their continuance as Directors) and upon such terms as the Board may determine and the Board may revoke or terminate any of such appointments. Any such revocation or termination as aforesaid shall be without prejudice to any claim for damages that such Director may have against the Company or the Company may have against such Director. A Director appointed to an office under this Bye-law shall be subject to the same provisions as to rotation, resignation, dismissal and removal as the other Directors of the Company, and he shall (subject to the provisions of any contract between him and the Company) ipso facto and immediately cease to hold such office if he shall cease to hold the office of Director for any cause.

91. Notwithstanding Bye-laws 96, 97, 98 and 99, an executive director appointed to an office under Bye-law 90 hereof shall receive such remuneration (whether by way of salary, commission, participation in profits or otherwise or by all or any of those modes) and such other benefits (including pension and/or gratuity and/or other benefits on retirement) and allowances as the Board may from time to time determine, and either in addition to or in lieu of his remuneration as a Director.

                               ALTERNATE DIRECTORS

92. Any Director may at any time by Notice delivered to the Office or head office or at a meeting of the Directors appoint any person to be his alternate Director. Any person so appointed shall have all the rights and powers of the Director or Directors for whom such person is appointed in the alternative provided that such person shall not be counted more than once in determining whether or not a quorum is present. An alternate Director may be removed at any time by the person or body which appointed him and, subject thereto, the office of alternate Director shall continue until the next annual election of Directors or, if earlier, the date on which the relevant Director ceases to be a Director. Any appointment or removal of an alternate Director shall be effected by Notice signed by the appointor and delivered to the Office or head office or tendered at a meeting of the Board. An alternate Director may also be a Director in his own right and may act as alternate to more than one Director. An alternate Director shall, if his appointor so requests, be entitled to receive notices of meetings of the Board or of committees of the Board to the same extent as and in addition to the Director appointing him and shall be entitled to such extend to attend and vote as a Director at any such meeting at which the Director appointing him is not personally present and generally at such meeting to exercise and discharge all the functions, powers and duties of his appointor as a Director and for the purposes of the proceedings at such meeting the

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provisions of these Bye-laws shall apply as if he were a Director save that as an alternate for more than one Director his voting rights shall be cumulative.

93. An alternate Director shall only be a Director for the purposes of the Act and shall only be subject to the provisions of the Act insofar as they relate to the duties and obligations of a Director when performing the functions of the Director for whom he is appointed in the alternative and shall alone be responsible to the Company for his acts and defaults and shall not be deemed to be the agent of or for the Director appointing him. An alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified by the Company to the same extent mutatis mutandis as if he were a Director but he shall not be entitled to receive from the Company any fee in his capacity as an alternate Director except only such part, if any, of the remuneration otherwise payable to his appointor as such appointor may by Notice to the Company from time to time direct.

94. Every person acting as an alternate Director shall have one vote for each Director for whom he acts as alternate (in addition to his own vote if he is also a Director). If his appointor is for the time being absent from Hong Kong or otherwise not available or unable to act, the signature of an alternate Director to any resolution in writing of the Board or a committee of the Board of which his appointor is a member shall, unless the notice of his appointment provides to the contrary, be as effective as the signature of his appointor.

95. An alternate Director shall ipso facto cease to be an alternate Director if his appointor ceases for any reason to be a Director, however, such alternate Director or any other person may be re-appointed by the Directors to serve as an alternate Director PROVIDED always that, if at any meeting any Director retires but is re-elected at the same meeting, any appointment of such alternate Director pursuant to these Bye-laws which was in force immediately before his retirement shall remain in force as though he had not retired.

                          DIRECTORS' FEES AND EXPENSES

96. The ordinary remuneration of the Directors shall from time to time be determined by the Company in general meeting and shall (unless otherwise directed by the resolution by which it is voted) be divided amongst the Board in such proportions and in such manner as it may agree or, failing agreement, equally, except that any Director who shall hold office for part only of the period in respect of which such remuneration is payable shall be entitled only to rank in such division for a proportion of remuneration related to the period during which he has held office. Such remuneration shall be deemed to accrue from day to day.

97. Each Director shall be entitled to be prepaid or repaid all travelling, hotel and incidental expenses reasonably expected to be incurred or reasonably incurred by him in attending meetings of the Board or committees of the Board or general meetings or separate meetings of any class of shares or of debentures of the Company or otherwise in connection with the discharge of his duties as a Director.

98. Any Director who, being called upon, goes or resides abroad for any purpose of the Company or who performs services which in the opinion of the Board go beyond the ordinary duties of a Director may be paid such extra remuneration (whether by way of salary, commission, participation in profits or otherwise) as the Board may determine and such extra remuneration shall be in addition to or in substitution for any ordinary remuneration provided for by or pursuant to any other Bye-law.

99. The Board shall obtain the approval of the Company in general meeting before making any payment to any Director or past Director of the Company by way of compensation for loss of office, or as consideration for or in connection with his retirement from office (not being payment to which the Director is contractually entitled).

                              DIRECTORS' INTERESTS

100. Subject to the Act, a Director may:

      (a) hold any other office or place of profit with the Company (except that of Auditor) in conjunction with his office of Director for such period and, subject to the relevant provisions of the Act, upon such terms as the Board may determine. Any remuneration (whether by way of salary, commission participation in profits or otherwise) paid to any Director in respect of any such other office or place of profit shall be in addition to any remuneration provided for by or pursuant to any other Bye-law;

      (b) act by himself or his firm in a professional capacity for the Company (otherwise than as Auditor) and he or his firm may be remunerated for professional services as if he were not a Director;

      (c) continue to be or become a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of any other company promoted by the Company or in which the Company may be interested as a vendor, shareholder or otherwise and (unless otherwise agreed) no such Director shall be accountable for any remuneration, profits or other benefits received by him as a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer or member of or from his interests in any such other company. Subject as otherwise provided by these Bye-laws the Directors may exercise or cause to be exercised the voting powers conferred by the shares in any other company held or owned by the Company, or exercisable by them as Directors of such other company in such manner in all respects as they think fit including the exercise thereof in favour of any resolution appointing themselves or any of them directors, managing directors, joint managing directors, deputy managing directors, executive directors, managers or other officers of such company or voting or providing for the payment of remuneration to the director, managing director, joint managing director, deputy managing director, executive director, manager or other officers of such other company and any Director of the Company may vote in favour of the exercise of such voting rights in manner aforesaid notwithstanding that he may be, or about to be, appointed a director, managing director, joint managing director, deputy managing director, executive director, manager or other officer of such a company, and that as such he is or may become interested in the exercise of such voting rights in manner aforesaid.

      (d) A Director shall not vote or be counted in the quorum on any resolution of the Board concerning his own appointment as the holder of any office or place of profit with the Company or any other company in which the Company is interested (including the settlement or variation of the terms thereof, or the termination thereof). Subject to this Bye-law, where arrangements are under consideration concerning the appointment (including the settlement or variation of the terms thereof, or the termination thereof) of two or more Directors to offices or places of profit with the Company or any other company in which the Company is interested, a separate resolution may be put in relation to each Director and in such case each of the Directors other than the interested Director shall be entitled to vote and be counted in the quorum.

101. Subject to the Act and to these Bye-laws, no Director or proposed or intending Director shall be disqualified by his office from contracting with the Company, either with regard to his tenure of any office or place of profit or as vendor, purchaser or in any other manner whatever, nor shall any such contract or any other contract or arrangement in which any Director is in any way interested be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company or the Members for any remuneration, profit or other benefits realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relationship thereby established provided that such Director shall disclose the nature of his interest in any contract or arrangement in which he is interested in accordance with Bye-law 102 herein.

102. A Director who to his knowledge is in any way, whether directly or indirectly, interested in a contract or arrangement or proposed contract or arrangement with the Company shall declare the nature of his interest at the meeting of the Board at which the question of entering into the contract or arrangement is first considered, if he knows his interest then exists, or in any other case at the first meeting of the Board after he knows that he is or has become so interested. For the purposes of this Bye-law, a general Notice to the Board by a Director to the effect that:

      (a) he is a member or officer of a specified company or firm and is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with that company or firm; or

      (b) he is to be regarded as interested in any contract or arrangement which may after the date of the Notice be made with a specified person who is connected with him;

shall be deemed to be a sufficient declaration of interest under this Bye-law in relation to any such contract or arrangement, provided that no such Notice shall be effective unless either it is given at a meeting of the Board or the Director takes reasonable steps to secure that it is brought up and read at the next Board meeting after it is given.

*103. (1) A Director shall not vote (nor be counted in the quorum) on any resolution of the Board approving

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

any contract or arrangement or any other proposal in which he or any of his associate(s) is materially interested, and if he shall do so his vote shall not be counted (nor is he to be counted in the quorum for the resolution) but this prohibition shall not apply to any of the following matters namely:

      (i) any contract or arrangement for the giving by the Company or any its subsidiaries of any security or indemnity to the Director or his associate(s) in respect of money lent by him or any of his associates or obligations incurred or undertaken by him or any of them at the request of or for the benefit of the Company or any of its subsidiaries;

      (ii) any contract or arrangement for the giving by the Company or any of its subsidiaries of any security or indemnity to a third party in respect of a debt or obligation of the Company or any of its subsidiaries for which the Director or his associate(s) has/have himself/themselves assumed responsibility in whole or in part whether alone or jointly under a guarantee or indemnity or by the giving of security;

      (iii) any contract or arrangement by a Director or his associate(s) to subscribe for shares or debentures or other securities of the Company or any of its subsidiaries to be issued pursuant to any offer or invitation to the members or debenture holders or to the public which does not provide the Director or his associate(s) any privilege not accorded to any other members or debenture holders or to the public;

      (iv) any contract or arrangement or proposal concerning an offer of the shares or debentures or other securities of or by the Company or any other company which the Company may promote or be interested in for subscription or purchase where the Director or his associate(s) is/are or is/are to be interested as a participant in the underwriting or sub-underwriting of the offer;

      (v) any contract or arrangement in which the Director or his associate(s) is/are interested in the same manner as other holders of shares or debentures or other securities of the Company by virtue only of his/their interest in shares or debentures or other securities of the Company;

      (vi) any contract, arrangement or proposal concerning any company in which the Director or his associate(s) is/are interested only, whether directly or indirectly, as an officer or executive or a shareholder or in which the Director and any of his associate(s) are not in aggregate beneficially interested in five (5) per cent or more of the issued shares or of the voting rights of any class of shares of such company (or of any third company through which his interest or that of any of his associates is derived);

      (vii) any proposal or arrangement for the benefit of employees of the Company or its subsidiaries including the adoption, modification or operation of a pension fund or retirement, death or disability benefit scheme which relates both to directors, his associates and employees of the Company or of any of its subsidiaries and does not give the Director, or his associate(s), as such any privilege or advantage not accorded generally to the class of persons to whom such scheme or fund relates; or

      (viii) any proposal concerning the adoption, modification or operation of any share scheme involving the issue or grant of options over shares or other securities by the Company to, or for the benefit of the employees of the Company or its subsidiaries under which the Director or his associate(s) may benefit.

      (2) A company shall be deemed to be a company in which a Director and/or his associate(s) has/have an interest of five(5) per cent or more if and so long as (but only if and so long as) he and/or his associate(s) (either directly or indirectly) is/are the holders of or beneficially interested in five(5) per cent or more of any class of the equity share capital of such company or of the voting rights available to members of such company (or of any third company through which his interest or that of any of his associate(s) is derived). For the purpose of this paragraph there shall be disregarded any shares held by a Director or his associate(s) as bare or custodian trustee and in which he or any of them has no beneficial interest, any shares comprised in a trust in which the interest of the Director and/or his associate(s) is/are in reversion or remainder if and so long as some other person is entitled to receive the income thereof and any shares comprised in an authorised unit trust scheme in which the Director and/or his associate(s) is/are interested only as a unit holder.

*As amended by written resolution of members passed on 20 May 2004

      (3) Where a company in which a Director and/or his associate(s) has/have an interest of five(5) per
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

cent or more is materially interested in a transaction, then that Director and/or his associate(s) shall also be deemed materially interested in such transaction.

      (4) If any question shall arise at any meeting of the Board as to the materiality of the interest of a Director (other than the chairman of the meeting) or as to the entitlement of any Director (other than such chairman) to vote or be counted in the quorum and such question is not resolved by his voluntarily agreeing to abstain from voting or not to be counted in the quorum, such question shall be referred to the chairman of the meeting and his ruling in relation to such other Director shall be final and conclusive except in a case where the nature or extent of the interest of the Director concerned as known to such Director has not been fairly disclosed to the Board. If any question as aforesaid shall arise in respect of the chairman of the meeting such question shall be decided by a resolution of the Board (for which purpose such chairman shall not vote thereon) and such resolution shall be final and conclusive except in a case where the nature or extent of the interest of such chairman as known to such chairman has not been fairly disclosed to the Board.

      (5) The Company may by ordinary resolution ratify any transaction not duly authorised by reason of a contravention of this Bye-law provided that no Director and/or his associate(s) who is/are materially interested in such transaction shall vote upon such ordinary resolution in respect of any shares in the Company in which they are interested.

                         GENERAL POWERS OF THE DIRECTORS

104. (1) The business of the Company shall be managed and conducted by the Board, which may pay all expenses incurred in forming and registering the Company and may exercise all powers of the Company (whether relating to the management of the business of the Company or otherwise) which are not by the Statutes or by these Bye-laws required to be exercised by the Company in general meeting, subject nevertheless to the provisions of the Statutes and of these Bye-laws and to such regulations being not inconsistent with such provisions, as may be prescribed by the Company in general meeting, but no regulations made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if such regulations had not been made. The general powers given by this Bye-law shall not be limited or restricted by any special authority or power given to the Board by any other Bye-law.

      (2) Any person contracting or dealing with the Company in the ordinary course of business shall be entitled to rely on any written or oral contract or agreement or deed, document or instrument entered into or executed as the case may be by any two of the Directors acting jointly on behalf of the Company and the same shall be deemed to be validly entered into or executed by the Company as the case may be and shall, subject to any rule of law, be binding on the Company.

      (3) Without prejudice to the general powers conferred by these Bye-laws it is hereby expressly declared that the Board shall have the following powers:

            (a) To give to any person the right or option of requiring at a future date that an allotment shall be made to him of any share at par or at such premium as may be agreed.

            (b) To give to any Directors, officers or employees of the Company an interest in any particular business or transaction or participation in the profits thereof or in the general profits of the Company either in addition to or in substitution for a salary or other remuneration.

            (c) To resolve that the Company be discontinued in Bermuda and continued in a named country or jurisdiction outside Bermuda subject to the provisions of the Act.

105. The Board may establish any committees, regional or local boards or agencies for managing any of the affairs of the Company in any place, and may appoint any persons to be members of such committees, regional or local boards, or any managers or agents, and may fix their remuneration (either by way of salary or by commission or by conferring the right to participation in the profits of the Company or by a combination of two or more of these modes) and pay the working expenses of any staff employed by them upon the business of the Company. The Board may delegate to any committees, regional or local board, manager or agent any of the powers, authorities and discretions vested-in or exercisable by the Board (other than its powers to make calls and forfeit shares), with power to sub-delegate, and may authorise the members of any committees, regional or local board or any of them to fill any vacancies therein and to act notwithstanding vacancies. Any such appointment or delegation may be made upon such terms and subject to such conditions as the Board may think fit, and the Board may remove any person appointed as aforesaid, and may revoke or vary such delegation, but no person dealing in good faith and without notice of any such revocation or variation shall be affected thereby.

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

106. The Board may by power of attorney appoint under the Seal any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Board, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Board under these Bye-laws) and for such period and subject to such conditions as it may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit, and may also authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in him. Such attorney or attorneys may, if so authorised under the Seal of the Company, either generally or in respect of any specified matter, execute any deed or instrument on behalf of the Company under his or their personal seal(s) and any such deed or instrument so executed by such attorney or attorneys under his or their seal(s) shall bind the Company and shall have the same effect as the affixation of the Company's Seal thereto.

107. The Board may entrust to and confer upon a managing director, joint managing director, deputy managing director, an executive director or any Director any of the powers exercisable by it upon such terms and conditions and with such restrictions as it thinks fit, and either collaterally with, or to the exclusion of, its own powers, and may from time to time revoke or vary all or any of such powers but no person dealing in good faith and without notice of such revocation or variation shall be affected thereby.

108. All cheques, promissory notes, drafts, bills of exchange and other instruments, whether negotiable or transferable or not, and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as the Board shall from time to time by resolution determine. The Company's banking accounts shall be kept with such banker or bankers as the Board shall from time to time determine.

109. (1) The Board may establish or concur or join with other companies (being subsidiary companies of the Company or companies with which it is associated in business) in establishing and making contributions out of the Company's moneys to any schemes or funds for providing pensions, sickness or compassionate allowances, life assurance or other benefits for employees (which expression as used in this and the following paragraph shall include any Director or ex-Director who may hold or have held any executive office or any office of profit with the Company or any of its subsidiary companies) and ex-employees of the Company and their dependants or any class or classes of such person.

      (2) The Board may pay, enter into agreements to pay or make grants of revocable or irrevocable, and either subject or not subject to any terms or conditions, pensions or other benefits to employees and ex-employees and their dependants, or to any of such persons, including pensions or benefits additional to those, if any, to which such employees or ex-employees or their dependants are or may become entitled under any such scheme or fund as is mentioned in the last preceding paragraph. Any such pension or benefit may, as the Board considers desirable, be granted to an employee either before and in anticipation of or upon or at any time after his actual retirement.

                                BORROWING POWERS

110. The Board may exercise all the powers of the Company to raise or borrow money or to secure the payment or repayment of any sum or sums of money and to mortgage or charge all or any part of the undertaking, property and assets (present and future) and uncalled capital of the Company subject to the Act, in such manner and upon such terms and conditions in all respects as it thinks fit and in particular by the issue of debentures, bonds and other securities, whether outright or as collateral security for any debt, liability or obligation of the Company or of any third party.

111. Debentures, bonds and other securities may be made assignable free from any equities between the Company and the person to whom the same may be issued.

112. Any debentures, bonds or other securities may be issued at a discount (other than shares), premium or otherwise and with any special privileges as to redemption, surrender, drawings, allotment of shares, attending and voting at general meetings of the Company, appointment of Directors and otherwise.

113. (1) Where any uncalled capital of the Company is charged, all persons taking any subsequent charge thereon shall take the same subject to such prior charge, and shall not be entitled, by notice to the Members or otherwise, to obtain priority over such prior charge.

      (2) The Board shall cause a proper register to be kept, in accordance with the provisions of the Act, of all charges specifically affecting the property of the Company and of any series of debentures issued by the Company and shall duly comply with the requirements of the Act in regard to the registration of charges and debentures therein specified and otherwise.

                          PROCEEDINGS OF THE DIRECTORS

114. The Board may meet for the despatch of business, adjourn and otherwise regulate its meetings as it considers appropriate. Questions arising at any meeting of the Board shall be determined by a majority of votes. In the case of any equality of votes the chairman of the meeting shall not have an additional or casting vote.

115. A meeting of the Board may be convened by the Secretary on request of a Director or by any Director. The Secretary shall convene a meeting of the Board of which notice may be given to each Director in writing at the address from time to time notified to the Company by such Director or any other address given by him to the Company for this purpose or by telephone or in such other manner as the Board may from time to time determine whenever he shall be required so to do by the president or chairman, as the case may be, or any Director. Any Director may waive notice of any meeting either prospectively or retrospectively.

116. (1) The quorum necessary for the transaction of the business of the Board may be fixed by the Board and, unless so fixed at any other number, shall be two
(2). An alternate Director shall be counted in a quorum in the case of the absence of a Director for whom he is the alternate provided that he shall not be counted more than once for the purpose of determining whether or not a quorum is present.

      (2) Directors may participate in any meeting of the Board by means of a conference telephone or other communications equipment through which all persons participating in the meeting can communicate with each other simultaneously and instantaneously and, for the purpose of counting a quorum, such participation shall constitute presence at a meeting as if those participating were present in person.

      (3) Any Director who ceases to be a Director at a Board meeting may continue to be present and to act as a Director and be counted in the quorum until the termination of such Board meeting if no other Director objects and if otherwise a quorum of Directors would not be present.

117. The continuing Directors or a sole continuing Director may act notwithstanding any vacancy in the Board but, if and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these Bye-laws, the continuing Directors or Director, notwithstanding that the number of Directors is below the number fixed by or in accordance with these Bye-laws as the quorum or that there is only one continuing Director, may act for the purpose of filling vacancies in the Board or of summoning general meetings of the Company but not for any other purpose.

118. The Board may elect a chairman and one or more deputy chairmen of its meetings and determine the period for which they are respectively to hold such office. If no chairman or deputy chairman is elected, or if at any meeting neither the chairman nor any deputy chairman is present within five (5) minutes after the time appointed for holding the same, the Directors present may choose one of their number to be chairman of the meeting.

119. A meeting of the Board at which a quorum is present throughout the meeting shall be competent to exercise all the powers, authorities and discretions for the time being vested in or exercisable by the Board.

120. (1) The Board may delegate any of its powers, authorities and discretions to committees, consisting of such Director or Directors and other persons as it thinks fit, and they may, from time to time, revoke such delegation or revoke the appointment of and discharge any such committees either wholly or in part, and either as to persons or purposes. Any committee so formed shall, in the exercise of the powers, authorities and discretions so delegated, conform to any regulations which may be imposed on it by the Board.

      (2) All acts done by any such committee in conformity with such regulations, and in fulfilment of the purposes for which it was appointed, but not otherwise, shall have like force and effect as if done by the Board, and the Board shall have power, with the consent of the Company in general meeting, to remunerate the members of any such committee, and charge such remuneration to the current expenses of the Company.

121. The meetings and proceedings of any committee consisting of two or more members shall be governed by the provisions contained in these Bye-laws for regulating the meetings and proceedings of the Board so far as the same are applicable and are not superseded by any regulations imposed by the Board under the last preceding Bye-law.

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

122. A resolution in writing signed by all the Directors except such as are absent from the territory in which the head office is for the time being situate or temporarily unable to act through ill-health or disability, and all the alternate Directors, if appropriate, whose appointors are temporarily unable to act as aforesaid shall (provided that such number is sufficient to constitute a quorum and further provided that a copy of such resolution has been given or the contents thereof communicated to all the Directors for the time being entitled to receive notices of Board meetings in the same manner as notices of meetings are required to be given by these Bye-laws) be as valid and effectual as if a resolution had been passed at a meeting of the Board duly convened and held. Such resolution may be contained in one document or in several documents in like form each signed by one or more of the Directors or alternate Directors and for this purpose a facsimile signature of a Director or an alternate Director shall be treated as valid provided that the document containing the original signature of the Director or alternate Director is deposited with the Secretary within ten
(10) days from the date of the facsimile.

123. All acts bona fide done by the Board or by any committee or by any person acting as a Director or members of a committee, shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any member of the Board or such committee or person acting as aforesaid or that they or any of them were disqualified or had vacated office, be as valid as if every such person had been duly appointed and was qualified and had continued to be a Director or member of such committee.

                                    MANAGERS

124. The Board may from time to time appoint a general manager, a manager or managers of the Company and may fix his or their remuneration either by way of salary or commission or by conferring the right to participation in the profits of the Company or by a combination of two or more of these modes and pay the working expenses of any of the staff of the general manager, manager or managers who may be employed by him or them upon the business of the Company.

125. The appointment of such general manager, manager or managers may be for such period as the Board may decide, and the Board may confer upon him or them all or any of the powers of the Board as they may think fit.

126. The Board may enter into such agreement or agreements with any such general manager, manager or managers upon such terms and conditions in all respects as the Board may in their absolute discretion think fit, including a power for such general manager, manager or managers to appoint an assistant manager or managers or other employees. Whatsoever under them for the purpose of carrying on the business of the Company.

                                    OFFICERS

127. (1) The officers of the Company shall consist of a chairman and deputy chairman, the Directors and Secretary and such additional officers (who may or may not be Directors) as the Board may from time to time determine, all of whom shall be deemed to be officers for the purposes of the Act and these Bye-laws.

      (2) The Directors shall, as soon as may be after each appointment or election of Directors, elect amongst the Directors a chairman and a deputy chairman; and if more than one (1) Director is proposed for either of these offices, the election to such office shall take place in such manner and for such period as the Directors may determine.

      (3) The officers shall receive such remuneration as the Directors may from time to time determine.

      (4) Where the Company appoints and maintains a resident representative ordinarily resident in Bermuda in accordance with the Act, the resident representative shall comply with the provisions of the Act.

            The Company shall provide the resident representative with such documents and information as the resident representative may require in order to be able to comply with the provisions of the Act.

            The resident representative shall be entitled to have notice of, attend and be heard at all meetings of the Directors or of any committee of such Directors or general meeting of the Company.

128. (1) The Secretary and additional officers, if any, shall be appointed by the Board and shall hold office on such terms and for such period as the Board may determine. If thought fit, two (2) or more persons may be appointed as joint Secretaries. The Board may also appoint from time to time on such terms as it thinks fit one or more assistant or deputy Secretaries, and any Secretary or officer so appointed may be removed by the Board.

      (2) The Secretary shall have the right to attend all meetings of the Members and shall keep correct minutes of such meetings and enter the same in the proper books provided for the purpose. He shall perform such other duties as are prescribed by the Act or these Bye-laws or as may be prescribed by the Board.

129. The chairman of the Company shall act as chairman at all meetings of the Members and of the Directors at which he is present. In his absence a chairman shall be appointed or elected by those present at the meeting.

130. The officers of the Company shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Directors from time to time.

131. A provision of the Act or of these Bye-laws requiring or authorising a thing to be done by or to a Director and the Secretary shall not be satisfied by its being done by or to the same person acting both as Director and as or in place of the Secretary.

                       REGISTER OF DIRECTORS AND OFFICERS

132. (1) The Board shall cause to be kept in one or more books at its Office a Register of Directors and Officers and shall enter therein the following particulars with respect to each Director and Officer, that is to say:

      (a) in the case of an individual, his or her present first name, surname and address; and

      (b)   in the case of a company, its name and registered office.

      (2) The Board shall within a period of fourteen (14) days from the occurrence of:

      (a)   any change among its Directors and Officers; or

      (b) any change in the particulars contained in the Register of Directors and Officers,

cause to be entered on the Register of Directors and Officers the particulars of such change and of the date on which it occurred.

       (3) The Register of Directors and Officers shall be open to inspection by members of the public without charge at the Office during business hours on every business day.

      (4) In this Bye-law "Officer" has the meaning ascribed to it in Section 92A(7) of the Act.

                                     MINUTES

133. (1) The Board shall cause Minutes to be duly entered in books provided for the purpose:

      (a)   of all elections and appointments of officers;

      (b) of the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

      (c) of all resolutions and proceedings of each general meeting of the Members, meetings of the Board and meetings of committees of the Board, and where there are managers, of all proceedings of meetings of the managers.

      (2) Any such Minutes shall be conclusive evidence of any such proceedings if they purport to be signed by the chairman of the meeting at which the proceedings were held or by the chairman of the next succeeding meeting of the same body.

      (3) Minutes prepared in accordance with the Act and these Bye-laws shall be kept by the Secretary at the Office.

                                      SEAL

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

134. (1) Subject to the Statutes, the Company shall have one or more Seals, as the Board may determine. For the purpose of sealing documents creating or evidencing securities issued by the Company, the Company may have a securities seal which is a facsimile of the Seal of the Company with the addition of the words "Securities Seal" on its face or in such other form as the Board may approve. The Board shall provide for the custody of each Seal and no Seal shall be used without the authority of the Board or of a committee of the Board authorised by the Board in that behalf. Subject as otherwise provided in these Bye-laws, any instrument to which the Seal is affixed shall be signed autographically by one Director and the Secretary or by two Directors or by such other person or persons as the Board may appoint, either generally or in any particular case, save that as regards any certificates for shares or debentures or other securities of the Company the Board may be resolution determine that such signatures or either of them shall be dispensed with or affixed by some method or system of mechanical signature. Every instrument executed in manner provided by this Bye-law shall be deemed to be sealed and executed with the authority of the Board previously given.

      (2) Where the Company has a Seal for use abroad, the Board may by writing under the Seal appoint any agent or committee abroad to be the duly authorised agent of the Company for the purpose of affixing and using such Seal and the Board may impose restrictions on the use thereof as may be thought fit. Wherever in these Bye-laws reference is made to the Seal, the reference shall, when and so far as may be applicable, be deemed to include any such other Seal as aforesaid.

                           AUTHENTICATION OF DOCUMENTS

135. Any Director or the Secretary or any person appointed by the Board for the purpose may authenticate any documents affecting the constitution of the Company and any resolution passed by the Company or the Board or any committee, and any books, records, documents and accounts relating to the business of the Company, and to certify copies thereof or extracts therefrom as true copies or extracts, and if any books, records, documents or accounts are elsewhere than at the Office or the head office the local manager or other officer of the Company having the custody thereof shall be deemed to be a person so appointed by the Board. A document purporting to be a copy of a resolution, or an extract from the minutes of a meeting, of the Company or of the Board or any committee which is so certified shall be conclusive evidence in favour of all persons dealing with the Company upon the faith thereof that such resolution has been duly passed or, as the case may be, that such minutes or extract is a true and accurate record of proceedings at a duly constituted meeting.

                            DESTRUCTION OF DOCUMENTS

136. The Company shall be entitled to destroy the following documents at the following times:

      (a) any share certificate which has been cancelled at any time after the expiry of one (1) year from the date of such cancellation;

      (b) any dividend mandate or any variation or cancellation thereof or any notification of change of name or address at any time after the expiry of two (2) years from the date such mandate variation cancellation or notification was recorded by the Company;

      (c) any instrument of transfer of shares which has been registered at any time after the expiry of six (6) years from the date of registration;

      (d) any allotment letters after the expiry of six (6) years from the date of issue thereof;

      (e) copies of powers of attorney, grants of probate and letters of administration at any time after the expiry of six (6) years after the account to which the relevant power of attorney, grant of probate or letters of administration related has been closed; and

      (f) any other document, on the basis of which any entry in the register is made, at any time after the expiry of six (6) years from the date on which an entry in the register was first made in respect of it;

and it shall conclusively be presumed in favour of the Company that every entry in the Register purporting to be made on the basis of any such documents so destroyed was duly and properly made and every share certificate so destroyed was a valid certificate duly and properly cancelled and that every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered and that every other document destroyed hereunder was a valid and effective document in accordance with the recorded particulars thereof in the books or records of the Company. Provided always that: (1) the foregoing provisions of this Bye-law shall apply only to the destruction of a document in good faith and without express notice to the Company that the preservation of such document was relevant to a claim; (2) nothing contained in this Bye-law shall be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than as aforesaid or in any case where the conditions of proviso (1) above are not fulfilled; and (3) references in this Bye-law to the destruction of any document include references to its disposal in any manner.

                          DIVIDENDS AND OTHER PAYMENTS

137. Subject to the Act, the Company in general meeting may from time to time declare dividends in any currency to be paid to the Members, but no dividend shall be declared in excess of the amount recommended by the Board. The Company in general meeting may also make a distribution to the Members out of any contributed surplus (as ascertained in accordance with the Act).

138. No dividend shall be paid or distribution made out of contributed surplus if to do so would render the Company unable to pay its liabilities as they become due or the realisable value of its assets would thereby become less than the aggregate of its liabilities and its issued share capital and share premium accounts.

139. Except in so far as the rights attaching to, or the terms of issue of, any share otherwise provide:

      (a) all dividends shall be declared and paid according to the amounts paid up on the shares in respect of which the dividend is paid, but no amount paid up on a share in advance of calls shall be treated for the purposes of this Bye-law as paid up on the share; and

      (b) all dividends shall be apportioned and paid pro rata according to the amounts paid up on the shares during any portion or portions of the period in respect of which the dividend is paid.

140. The Board may from time to time pay to the Members such interim dividends as appear to the Board to be justified by the profits of the Company and in particular (but without prejudice to the generality of the foregoing) if at any time the share capital of the Company is divided into different classes, the Board may pay such interim dividends in respect of those shares in the capital of the Company which confer on the holders thereof deferred or non-preferential rights as well as in respect of those shares which confer on the holders thereof preferential rights with regard to dividend and provided that the Board acts bona fide the Board shall not incur any responsibility to the holders of shares conferring any preference for any damage that they may suffer by reason of the payment of an interim dividend on any shares having deferred or non-preferential rights and may also pay any fixed dividend which is payable on any shares of the Company half-yearly or on any other dates, whenever such profits, in the opinion of the Board, justifies such payment.

141. The Board may deduct from any dividend or other moneys payable to a Member by the Company on or in respect of any shares all sums of money (if any) presently payable by him to the Company on account of calls or otherwise.

142. No dividend or other moneys payable by the Company on or in respect of any share shall bear interest against the Company.

143. Any dividend, interest or other sum payable in cash to the holder of shares may be paid by cheque or warrant sent through the post addressed to the holder at his registered address or, in the case of joint holders, addressed to the holder whose name stands first in the Register in respect of the shares at his address as appearing in the Register or addressed to such person and at such address as the holder or joint holders may in writing direct. Every such cheque or warrant shall, unless the holder or joint holders otherwise direct, be made payable to the order of the holder or, in the case of joint holders, to the order of the holder whose name stands first on the Register in respect of such shares, and shall be sent at his or their risk and payment of the cheque or warrant by the bank on which it is drawn shall constitute a good discharge to the Company notwithstanding that it may subsequently appear that the same has been stolen or that any endorsement thereon has been forged. Any one of two or more joint holders may give effectual receipts for any dividends or other moneys payable or property distributable in respect of the shares held by such joint holders.

144. All dividends or bonuses unclaimed for one (1) year after having been declared may be invested or otherwise made use of by the Board for the benefit of the Company until claimed. Any dividend or bonuses unclaimed after a period of six (6) years from the date of declaration shall be forfeited and shall revert to the Company. The payment by the Board of any unclaimed dividend or other sums payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect thereof.

145. Whenever the Board or the Company in general meeting has resolved that a dividend be paid or declared, the Board may further resolve that such dividend be satisfied wholly or in part by the distribution of specific assets of any kind and in particular of paid up shares, debentures or warrants to subscribe securities of the Company or any other company, or in any one or more of such ways, with or without offering any rights to Members to elect to receive such dividend in cash, and where any difficulty arises in regard to the distribution the Board may settle the same as it thinks expedient, and in particular may issue certificates in respect of fractions of shares, disregard fractional entitlements or round the same up or down, and may fix the value for distribution of such specific assets, or any part thereof, and may determine that cash payments shall be made to any Members upon the footing of the value so fixed in order to adjust the rights of all parties, and may determine that fractional entitlements shall be aggregated and sold and the benefit shall accrue to the Company rather than to the Members concerned, and vest any such specific assets in trustees as may seem expedient to the Board and may appoint any person to sign any requisite instruments of transfer and other documents on behalf of the persons entitled to the dividend, and such appointment shall be effective. The Board may resolve that no such assets shall be made available to Members with registered addresses in any particular territory or territories being a territory or territories where, in the absence of a registration statement or other special formalities, this would or might, in the opinion of the Board, be unlawful or impracticable and in such event the only entitlement of the Members aforesaid shall be to receive cash payments as aforesaid. Members affected as a result of the foregoing sentence shall not be or be deemed to be a separate class of Members for any purpose whatsoever.

146. (1) Whenever the Board or the Company in general meeting has resolved that a dividend be paid or declared on the share capital of the Company, the Board may further resolve either:

      (a) that such dividend be satisfied wholly or in part in the form of an allotment of shares credited as fully paid up, provided that the shareholders entitled thereto will be entitled to elect to receive such dividend (or part thereof) in cash in lieu of such allotment. In such case, the following provisions shall apply:

            (i) the basis of any such allotment shall be determined by the Board;

            (ii) the Board, after determining the basis of allotment, shall give not less than two (2) weeks' Notice to the holders of the relevant shares of the right of election accorded to them and shall send with such notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be lodged in order to be effective;

            (iii) the right of election may be exercised in respect of the whole or part of that portion of the dividend in respect of which the right of election has been accorded; and

            (iv) the dividend (or that part of the dividend to be satisfied by the allotment of shares as aforesaid) shall not be payable in cash on shares in respect whereof the cash election has not been duly exercised (the "non-elected shares") and in satisfaction thereof shares shall be allotted credited as fully paid up to the holders of the non-elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalise and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares for allotment and distribution to and amongst the holders of the non-elected shares on such basis; or

      (b) that the shareholders entitled to such dividend shall be entitled to elect to receive an allotment of shares credited as fully paid up in lieu of the whole or such part of the dividend as the Board may think fit. In such case the following provisions shall apply:

            (i) the basis of any such allotment shall be determined by the Board;

            (ii) the Board, after determining the basis of allotment, shall give not less than two (2) weeks' notice in writing to the holders of the relevant shares of the right of election accorded to them and shall send with such notice forms of election and specify the procedure to be followed and the place at which and the latest date and time by which duly completed forms of election must be lodged in order to be effective;

            (iii) the right of election may be exercised in respect of the whole or part of that portion of the
                  dividend in respect of which the right of election has been accorded; and

            (iv) the dividend (or that part of the dividend in respect of which a right of election has been accorded) shall not payable in cash on shares in respect whereof the share election has been duly exercised (the "elected shares") and in lieu thereof shares shall be allotted credited as fully paid up to the holders of the elected shares on the basis of allotment determined as aforesaid and for such purpose the Board shall capitalise and apply out of any part of the undivided profits of the Company (including profits carried and standing to the credit of any reserves or other special account other than the Subscription Rights Reserve) as the Board may determine, such sum as may be required to pay up in full the appropriate number of shares for allotment and distribution to and amongst the holders of the elected shares on such basis.

       (2) (a) The shares allotted pursuant to the provisions of paragraph (1) of this Bye-law shall rank pari passu in all respects with shares of the same class (if any) then in issue save only as regards participation in the relevant dividend or in any other distributions, bonuses or rights paid, made, declared or announced prior to or contemporaneously with the payment or declaration of the relevant dividend unless, contemporaneously with the announcement by the Board of their proposal to apply the provisions of sub-paragraph (a) or (b) of paragraph (2) of this Bye-law in relation to the relevant dividend or contemporaneously with their announcement of the distribution, bonus or rights in question, the Board shall specify that the shares to be allotted pursuant to the provisions of paragraph (1) of this Bye-law shall rank for participation in such distribution, bonus or rights.

           (b) The Board may do all acts and things considered necessary or expedient to give effect to any capitalisation pursuant to the provisions of paragraph (1) of this Bye-law, with full power to the Board to make such provisions as it thinks fit in the case of shares becoming distributable in fractions (including provisions whereby, in whole or in part, fractional entitlements are aggregated and sold and the net proceeds distributed to those entitled, or are disregarded or rounded up or down or whereby the benefit of fractional entitlements accrues to the Company rather than to the Members concerned). The Board may authorise any person to enter into on behalf of all members interested, an agreement with the Company providing for such capitalisation and matters incidental thereto and any agreement made pursuant to such authority shall be effective and binding on all concerned.

      (3) The Company may upon the recommendation of the Board by ordinary resolution resolve in respect of any one particular dividend of the Company that notwithstanding the provisions of paragraph (1) of this Bye-law a dividend may be satisfied wholly in the form of an allotment of shares credited as fully paid up without offering any right to shareholders to elect to receive such dividend in cash in lieu of such allotment.

      (4) The Board may on any occasion determine that rights of election and the allotment of shares under paragraph (1) of this Bye-law shall not be made available or made to any shareholders with registered addresses in any territory where in the absence of a registration statement or other special formalities the circulation of an offer of such rights of election or the allotment of shares world or might, in the opinion of the Board, be unlawful or impracticable, and in such event the provisions aforesaid shall be read and construed subject to such determination. Members affected as a result of the foregoing shall not be deemed to be or treated as a separate class of Members for any purpose whatsoever.

      (5) Any resolution declaring a dividend on shares of any class, whether a resolution of the Company in general meeting or a resolution of the Board, may specify that the same shall be payable or distributable to the persons registered as the holders of such shares at the close of business on a particular date, notwithstanding that it may be a date prior to that on which the resolution is passed, and thereupon the dividend shall be payable or distributable to them in accordance with their respective holdings so registered, but without prejudice to the rights inter se in respect of such dividend of transferors and transferees of any such shares. The provisions of this Bye-law shall mutatis mutandis apply to bonuses, capitalisation issues, distributions of realised capital profits or offers or grants made by the Company to the Members.

                                    RESERVES

147. Before recommending any dividend, the Board may set aside out of the profits of the Company such sums as it determines as reserves which shall, at the discretion of the Board, be applicable for any purpose to which the profits of the Company may be properly applied and pending such application may, also at such discretion, either be employed in the business of the Company or be invested in such investments as the Board may from time to time think fit and so that it shall not be necessary to keep any investments constituting the reserve or reserves separate or distinct from any other investments of the Company. The Board may also without placing the same to reserve carry forward any profits which it may think prudent not to distribute.

                                 CAPITALISATION

148. The Company may in general meeting, upon the recommendation of the Board, at any time and from time to time pass an ordinary resolution to the effect that it is desirable to capitalise all or any part of any amount for the time being standing to the credit of any reserve or fund (including the profit and loss account) whether or not the same is available for distribution and accordingly that such amount be set free for distribution among the Members or any class of Members who would be entitled thereto if it were distributed by way of dividend and in the same proportions, on the footing that the same is not paid in cash but is applied either in or towards paying up the amounts for the time being unpaid on any shares in the Company held by such Members respectively or in paying up in full unissued shares, debentures or other obligations of the Company, to be allotted and distributed credited as fully paid up among such Members, or partly in one way and partly in the other, and the Board shall give effect to such resolution provided that, for the purposes of this Bye-law and subject to Section 40(2A) of the Act, a share premium account and any reserve or fund representing unrealised profits, may be applied only in paying up in full unissued shares of the Company to be allotted to such Members credited as fully paid. In carrying sums to reserve and in applying the same the Board shall comply with the provisions of the Act.

149. The Board may settle, as it considers appropriate, any difficulty arising in regard to any distribution under the last preceding Bye-law and in particular may issue certificates in respect of fractions of shares or authorise any person to sell and transfer any fractions or may resolve that the distribution should be as nearly as may be practicable in the correct proportion but not exactly so or may ignore fractions altogether, and may determine that cash payments shall be made to any Members in order to adjust the rights of all parties, as may seem expedient to the Board. The Board may appoint any person to sign on behalf of the persons entitled to participate in the distribution any contract necessary or desirable for giving effect thereto and such appointment shall be effective and binding upon the Members.

                           SUBSCRIPTION RIGHTS RESERVE

150. The following provisions shall have effect to the extent that they are not prohibited by and are in compliance with the Act:

      (1) If, so long as any of the rights attached to any warrants issued by the Company to subscribe for shares of the Company shall remain exercisable, the Company does any act or engages in any transaction which, as a result of any adjustments to the subscription price in accordance with the provisions of the conditions of the warrants, would reduce the subscription price to below the par value of a share, then the following provisions shall apply:

      (a) as from the date of such act or transaction the Company shall establish and thereafter (subject as provided in this Bye-law) maintain in accordance with the provisions of this Bye-law a reserve (the "Subscription Rights Reserve") the amount of which shall at no time be less than the sum which of the time being would be required to be capitalised and applied in paying up in full the nominal amount of the additional shares required to be issued and allotted credited as fully paid pursuant to sub-paragraph (c) below on the exercise in full of all the subscription rights outstanding and shall apply the Subscription Rights Reserve in paying up such additional shares in full as and when the same are allotted;

      (b) the Subscription Rights Reserve shall not be used for any purpose other than that specified above unless all other reserves of the Company (other than share premium account) have been extinguished and will then only be used to make good losses of the Company if and so far as is required by law;

      (c) upon the exercise of all or any of the subscription rights represented by any warrant, the relevant subscription rights shall be exercisable in respect of a nominal amount of shares equal to the amount in cash which the holder of such warrant is required to pay on exercise of the subscription rights represented thereby (or, as the case may be the relevant portion thereof in the event of a partial exercise of the subscription rights) and, in addition, there shall be allotted in respect of such subscription rights to the exercising warrantholder, credited as fully paid, such additional nominal amount of shares as is equal to the difference between:

            (i) the said amount in cash which the holder of such warrant is required to pay on exercise of the subscription rights represented thereby (or, as the case may be, the relevant portion thereof in the event of a partial exercise of the subscription rights); and

            (ii) the nominal amount of shares in respect of which such subscription rights would have been exercisable having regard to the provisions of the conditions of the warrants, had it been possible for such subscription rights to represent the right to subscribe for shares at less than par and immediately upon such exercise so much of the sum standing to the credit of the Subscription Rights Reserve as is required to pay up in full such additional nominal amount of shares shall be capitalised and applied in paying up in full such additional nominal amount of shares which shall forthwith be allotted credited as fully paid to the exercising warrantholders; and

      (d) if, upon the exercise of the subscription rights represented by any warrant, the amount standing to the credit of the Subscription Rights Reserve is not sufficient to pay up in full such additional nominal amount of shares equal to such difference as aforesaid to which the exercising warrantholder is entitled, the Board shall apply any profits or reserves then or thereafter becoming available (including, to the extent permitted by law, share premium account) for such purpose until additional nominal amount of shares is paid up and allotted as aforesaid and until then no dividend or other distribution shall be paid or made on the fully paid shares of the Company then in issue. Pending such payment and allotment, the exercising warrantholder shall be issued by the Company with a certificate evidencing his right to the allotment of such additional nominal amount of shares. The rights represented by any such certificate shall be in registered form and shall be transferable in whole or in part in units of one share in the like manner as the shares for the time being are transferable, and the Company shall make such arrangements in relation to the maintenance of a register therefore and other matters in relation thereto as the Board may think fit and adequate particulars thereof shall be made known to each relevant exercising warrantholder upon the issue of such certificate.

      (2) Shares allotted pursuant to the provisions of this Bye-law shall rank pari passu in all respects with the other shares allotted on the relevant exercise to the subscription rights represented by the warrant concerned. Notwithstanding anything contained in paragraph (1) of this Bye-law, no fraction of any share shall be allotted on exercise of the subscription rights.

      (3) The provision of this Bye-law as to the establishment and maintenance of the Subscription Rights Reserve shall not be altered or added to in any way which would vary or abrogate, or which would have the effect of varying or abrogating the provisions for the benefit of any warrantholder or class of warrantholders under this Bye-law without the sanction of a special resolution of such warrantholders or class of warrantholders.

      (4) A certificate or report by the Auditor as to whether or not the Subscription Rights Reserve is required to be established and maintained and if so the amount thereof so required to be established and maintained, as to the purposes for which the Subscription Rights Reserve has been used, as to the extent to which it has been used to make good losses of the Company, as to the additional nominal amount of shares required to be allotted to exercising warrantholders credited as fully paid, and as to any other matter concerning the Subscription Rights Reserve shall (in the absence of manifest error) be conclusive and binding upon the Company and all warrantholders and shareholders.

                               ACCOUNTING RECORDS

151, The Board shall cause true accounts to be kept of the sums of money received and expended by the Company, and the matters in respect of which such receipt and expenditure take place, and of the property, assets, credits and liabilities of the Company and of all other matters required by the Act or necessary to give a true and fair view of the Company's affairs and to explain its transactions.

152. The accounting records shall be kept at the head office or, subject to the Act, at such other place or places as the Board decides and shall always be open to inspection by the Directors provided that such records as are required by the Statutes shall also be kept at the Office. No Member (other than a Director) or other person shall have any right of inspecting any accounting record or book or document of the Company except as conferred by the Statutes or ordered by a court of competent jurisdiction or authorised by the Board or the Company in general meeting.

153. Subject to Section 88 of the Act, a printed copy of the Directors' report, accompanied by the balance sheet and profit and loss account, including every document required by law to be annexed thereto, made up to the end of the applicable financial year and containing a summary of the assets and liabilities of the Company under convenient heads and a statement of income and expenditure, together with a copy of the Auditor's report, shall be sent to each person entitled to receive notices of general meetings of the Company in accordance with the provisions of the Act and these Bye-laws at least twenty-one (21) days before the date of the general meeting and laid before the Company in general meeting in accordance with the requirements of the Act provided that this Bye-law shall not require a copy of those documents to be sent to any person whose address the Company is not aware or to more than one of the joint holders of any shares or debentures.

                                      AUDIT

154. (1) Subject to Section 88 of the Act, at the annual general meeting or at subsequent special general meeting in each year, the Members shall appoint an auditor to audit the accounts of the Company and such Auditor shall hold office until the Members appoint another auditor but if an appointment is not made, the Auditor in office shall continue in office until a successor is appointed. Such Auditor may be a Member but no Director or officer or employee of the Company shall, during his continuance in office, be eligible to act as an auditor of the Company.

      (2) Subject to Section 89 of the Act, a person, other than a retiring Auditor, shall not be capable of being appointed Auditor at an annual general meeting unless notice in writing of an intention to nominate that person to the office of Auditor has been given not less than fourteen (14) days before the annual general meeting and furthermore, the Company shall send a copy of any such notice to the retiring Auditor.

      (3) The Members may, at any general meeting convened and held in accordance with these Bye-laws, by special resolution remove the Auditor at any time before the expiration of his term of office and shall by ordinary resolution at that meeting appoint another Auditor in his stead for the remainder of his term.

      (4) Subject to the provisions of the Act, all acts done by any person acting as Auditor shall, as regards all persons dealing in good faith with the Company, be valid, notwithstanding that there was some defect in their appointment or that they were at the time of their appointment not qualified for appointment or subsequently became disqualified.

155. Subject to Section 88 of the Act the accounts of the Company shall be audited at least once in every year.

156. The remuneration of the Auditor shall be fixed by the Company in general meeting or by the Board, if authorised to do so by the Members, or in such manner as the Members may determine.

157. If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors may fill any casual vacancy in the office of Auditor, but while any such vacancy continues the surviving or continuing Auditor (if any) may act and the remuneration of any Auditor appointed to fill any casual vacancy may be fixed by the Directors.

158. The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto; and he may call on the Directors or officers of the Company for any information in their possession relating to the books or affairs of the Company.

159. The statement of income and expenditure and the balance sheet provided for by these Bye-laws shall be examined by the Auditor and compared by him with the books, accounts and vouchers relating thereto; and he shall make a written report thereon stating whether such statement and balance sheet are drawn up so as to present fairly the financial position of the Company and the results of its operations for the period under review and, in case information shall have been called for from Directors or officers of the Company, whether the same has been furnished and has been satisfactory. The financial statements of the Company shall be audited by the Auditor in accordance with generally accepted auditing standards. The Auditor shall make a written report thereon in accordance with generally accepted auditing standards and the report of the Auditor shall be submitted to the Members in general meeting. The generally accepted auditing standards referred to herein may be those of a country or jurisdiction other than Bermuda. If so, the financial statements and the report of the Auditor should disclose this fact and name such country or jurisdiction.

                                     NOTICES

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

160. Any Notice from the Company to a Member shall be given in writing or by cable, telex or facsimile transmission message and any such Notice and (where appropriate) any other document may be served or delivered by the Company on or to any Member either personally or by sending it through the post in a prepaid envelope addressed to such Member at his registered address as appearing in the Register or at any other address supplied by him to the Company for the purpose or, as the case may be, by transmitting it to any such address or transmitting it to any telex or facsimile transmission number supplied by him to the Company for the giving of Notice to him or which the person transmitting the Notice reasonably and bona fide believes at the relevant time will result in the notice being duly received by the Member or may also be served by advertisement in appointed newspapers (as defined in the Act) or the Newspapers and in accordance with the requirements of the Designated Stock Exchange. In the case of joint holders of a share all notices shall be given to that one of the joint holders whose name stands first in the Register and notice so given shall be deemed a sufficient service on or delivery to all the joint holders. The signature to any notice to be given by the Company may be written or printed.

161. Any Notice or other document:

      (a) if served or delivered by post, shall where appropriate be sent by airmail and shall be deemed to have been served or delivered on the day following that on which the envelope containing the same, properly prepaid and addressed, is put into the post; in proving such service or delivery it shall be sufficient to prove that the envelope or wrapper containing the notice or document was properly addressed and put into the post and a certificate in writing signed by the Secretary or other officer of the Company or other person appointed by the Board that the envelope or wrapper containing the notice or other document was so addressed and put into the post shall be conclusive evidence thereof;

      (b) if served or delivered in any other manner contemplated by these Bye-laws other than by advertisement in appointed newspapers or Newspapers, shall be deemed to have been served or delivered at the time of personal service or delivery or, as the case may be, at the time of the relevant despatch or transmission; and in proving such service or delivery a certificate in writing signed by the Secretary or other officer of the Company or other person appointed by the Board as to the fact and time of such service, delivery, despatch or transmission shall be conclusive evidence thereof; and

      (c) if served by advertisement in appointed newspapers or Newspapers, shall be deemed to have been served on the day on which the notice is first published.

162. (1) Any Notice or other document delivered or sent by post to or left at the registered address of any Member in pursuance of these Bye-laws shall, notwithstanding that such Member is then dead or bankrupt or that any other event has occurred, and whether or not the Company has notice of the death or bankruptcy or other event, be deemed to have been duly served or delivered in respect of any share registered in the name of such Member as sole or joint holder unless his name shall, at the time of the service or delivery of the notice or document, have been removed from the Register as the holder of the share, and such service or delivery shall for all purposes be deemed a sufficient service or delivery of such Notice or document on all persons interested (whether jointly with or as claiming through or under him) in the share.

      (2) A notice may be given by the Company to the person entitled to a share in consequence of the death, mental disorder or bankruptcy of a Member by sending it through the post in a prepaid letter, envelope or wrapper addressed to him by name, or by the title of representative of the deceased, or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the person claiming to be so entitled, or (until such an address has been so supplied) by giving the notice in any manner in which the same might have been given if the death, mental disorder or bankruptcy had not occurred.

      (3) Any person who by operation of law, transfer or other means whatsoever shall become entitled to any share shall be bound by every notice in respect of such share which prior to his name and address being entered on the Register shall have been duly given to the person from whom he derives his title to such share.

                                   SIGNATURES

163. For the purposes of these Bye-laws, a cable or telex or facsimile transmission message purporting to come from a holder of shares or, as the case may be, a Director or alternate Director, or, in the case of a corporation which is a holder of shares from a director or the secretary thereof or a duly appointed attorney or duly authorised representative thereof for it and on its behalf, shall in the absence of express evidence to the contrary

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

available to the person relying thereon at the relevant time be deemed to be a document or instrument in writing signed by such holder or Director or alternate Director in the terms in which it is received.

                                   WINDING UP

164. (1) The Board shall have power in the name and on behalf of the Company to present a petition to the court for the Company to be wound up.

      (2) A resolution that the Company be wound up by the court or be wound up voluntarily shall be a special resolution.

165. (1) If the Company shall be wound up (whether the liquidation is voluntary or by the court) the liquidator may, with the authority of a special resolution and any other sanction required by the Act, divide among the Members in specie or kind the whole or any part of the assets of the Company and whether or not the assets shall consist of properties of one kind or shall consist of properties to be divided as aforesaid of different kinds, and may for such purpose set such value as he deems fair upon any one or more class or classes of property and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like authority, vest any part of the assets in trustees upon such trusts for the benefit of the Members as the liquidator with the like authority shall think fit, and the liquidation of the Company may be closed and the Company dissolved, but so that no contributory shall be compelled to accept any shares or other property in respect of which there is a liability.

      (2) If the Company shall be wound up, the surplus assets remaining after payment to all creditors shall be divided among the Members in proportion to the capital paid up on the shares held by them respectively, and if such surplus assets shall be insufficient to repay the whole of the paid up capital, they shall be distributed subject to the rights of any shares which may be issued on special terms and conditions, so that, as nearly as may be, the losses shall be borne by the Members in proportion to the capital paid up on the shares held by them respectively.

                                    INDEMNITY

166. (1) Subject to the provisions of and so far as may be permitted by the Act, the Directors, Secretary and other officers and every Auditor for the time being of the Company and the liquidator or trustees (if any) for the time being acting in relation to any of the affairs of the Company and everyone of them, and everyone of their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets and profits of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their or any of their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, in their respective offices or trusts; and none of them shall be answerable for the acts, receipts, neglects or defaults of the other or others of them or for joining in any receipts of the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto; PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of said persons.

      (2) Subject to the provisions of and so far as may be permitted by the Act, each Member agrees to waive any claim or right of action he might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of his duties with or for the Company; PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director.

                     ALTERATION OF BYE-LAWS AND AMENDMENT TO
                  MEMORANDUM OF ASSOCIATION AND NAME OF COMPANY

167. No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Directors and confirmed by a special resolution of the Members. A special resolution shall be required to alter the provisions of the memorandum of association or to change the name of the Company.

                                   INFORMATION

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

168. No Member (not being a Director) shall be entitled to require discovery of or any information respecting any detail of the Company's trading or any matter which is or may be in the nature of a trade secret or secret process which may relate to the conduct of the business of the Company and which in the opinion of the Directors it will be inexpedient in the interests of the members of the Company to communicate to the public.

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